UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.     )
________________________

Filed by the Registrant ☑	Filed by a party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Arcosa, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than The Registrant)

Payment of Filing Fee (Check the appropriate box):
☑	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

2023 NOTICE OF ANNUAL MEETING OF SHAREHOLDERS & PROXY STATEMENT

ARCOSA

Arcosa, Inc. Chairman Letter

Dear Fellow Shareholders:
We are pleased to invite you to our Annual Meeting of Shareholders on Tuesday, May 9, 2023 at 8:30 a.m., Central Daylight Time. The Annual Meeting of Shareholders will be held virtually via the Internet through a live, audio-only webcast. Shareholders will be able to participate, listen, vote, and submit questions from any remote location with Internet connectivity. A notice of the meeting and a proxy statement containing information about the matters to be acted upon are attached to this letter.
Your vote is important to us. Whether or not you plan to attend virtually, we encourage you to vote in advance of the Annual Meeting of Shareholders by telephone, by Internet, or by signing, dating, and returning your proxy card (or voting instruction form, if you hold shares through a broker or other nominee) by mail. You may also vote virtually during the Annual Meeting of Shareholders by following the instructions included in Arcosa, Inc.’s 2023 Proxy Statement.
Thank you for being a shareholder and for your continued support and interest in Arcosa, Inc.
Best regards,
/s/ Rhys J. Best
Rhys J. Best
Chairman of the Board

Rhys J. Best

i

Arcosa, Inc. Notice of Annual Meeting of Shareholders

To Our Shareholders:
Please join us for the 2023 Annual Meeting of Shareholders of Arcosa, Inc. ("Arcosa" or the "Company"). The meeting will be held on Tuesday, May 9, 2023, at 8:30 a.m., Central Daylight Time, via live webcast at www.virtualshareholdermeeting.com/ACA2023.
At the meeting, the shareholders will act on the following matters:

MEETING DATE Tuesday, May 9, 2023

MEETING TIME 8:30 a.m., CDT
	01	Election of the ten (10) Directors named in this Proxy Statement and nominated by the Board of Directors, each to serve for a one-year term ending at the 2024 Annual Meeting of Shareholders;
	02	Advisory vote on named executive officer compensation;

MEETING PLACE Live webcast at www.virtualshareholdermeeting.com/ACA2023	03	Ratification of the appointment of Ernst & Young LLP as Arcosa’s independent registered public accounting firm for the year ending December 31, 2023; and
	04	Any other matters that may properly come before the meeting, or any adjournments or postponements thereof.

VOTING Shareholders as of the record date are entitled to vote.
All shareholders of record at the close of business on March 20, 2023 are entitled to vote during the virtual meeting, or at any postponement or adjournment of the meeting. A list of the shareholders will be available during the ten (10) day period ending on the day prior to the shareholder meeting at Arcosa’s offices in Dallas, Texas, and will also be made available to shareholders in secure electronic format during the virtual shareholder meeting.
By Order of the Board of Directors,
Mark J. Elmore
Associate General Counsel and Corporate Secretary

YOUR VOTE IS IMPORTANT
We urge you to cast your vote promptly, even if you plan to attend the virtual Annual Meeting of Shareholders. You may vote in advance via the Internet, by telephone or, if you have received or requested a printed version of these proxy materials, by mail.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on May 9, 2023:
This Proxy Statement and the Annual Report to Shareholders for the fiscal year ended December 31, 2022 are available at www.proxyvote.com.

ii

Arcosa, Inc. Table of Contents

1	Proxy Statement Summary

7	Director Nominees 7 - Director Nominee Highlights 8 - Director Skills Matrix 9 - Director Nominee Biographies 15 - Director Nomination Process

16	Proposal 1 - Election of Nominated Directors

17
Corporate Governance
17 - Independence of Directors
17 - Board Leadership Structure
18 - Board Succession
18 - Board Meetings and Committees
21 - Board's Role in Risk Oversight
21 - Risk Assessment of Compensation Policies and Practices
21 - Communications with Directors
21 - Employee, Officer, and Director Pledging and Hedging Policy

22	Transactions with Related Persons 22 - Review, Approval, and Ratification of Transactions with Related Persons

23
Executive Compensation
23 - Compensation Discussion and Analysis
41 - Human Resources Committee Report
42 - Compensation of Executives
42 - Summary Compensation Table
43 - Grants of Plan-Based Awards
44 - Discussion Regarding Summary Compensation Table and Grants of Plan-Based Awards
44 - Outstanding Equity Awards at Year-End

46 - Stock Vested in 2022 46 - Nonqualified Deferred Compensation 47 - Deferred Compensation Discussion 47 - Potential Payments Upon Termination or Change in Control

50	CEO Pay Ratio

51	Pay Versus Performance

56	Proposal 2 - Advisory Vote to Approve Named Executive Officer Compensation

57	Director Compensation

59	Proposal 3 - Ratification of the Appointment of Ernst & Young LLP 60 - Report of the Audit Committee 61 - Fees of Independent Registered Public Accounting Firm for Fiscal Years 2022 and 2021

62	Security Ownership of Certain Beneficial Owners and Management

64	Additional Information 64 - Shareholder Proposals for the 2024 Proxy Statement 64 - Director Nominations or Other Business for Presentation at the 2024 Annual Meeting 64 - Annual Report on Form 10-K

65	Questions and Answers About the Meeting

68	Other Business

69	ANNEX A - Reconciliation of Non-GAAP Financial Measures

iii

Proxy Summary	Table of Contents

	Arcosa, Inc. Proxy Statement Summary

This Proxy Statement is being provided to the shareholders of Arcosa in connection with the solicitation of proxies by the Board of Directors of Arcosa to be voted at the 2023 Annual Meeting of Shareholders (the "Annual Meeting") to be held virtually at www.virtualshareholdermeeting.com/ACA2023 on Tuesday, May 9, 2023, at 8:30 a.m., Central Daylight Time, or at any postponement or adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. Arcosa’s mailing address is 500 N. Akard St., Suite 400, Dallas, Texas 75201.
Agenda and Voting Recommendations

MEETING DATE Tuesday, May 9, 2023

MEETING TIME 8:30 a.m., CDT
	Proposal	Description	Board Recommendation	Page
	01	Election of ten (10) Directors to serve on the Board	FOR	16
	02	Advisory vote to approve named executive officer compensation	FOR	56

MEETING PLACE Live webcast at www.virtualshareholdermeeting.com/ACA2023	03	Ratification of Ernst & Young LLP as Arcosa’s independent registered public accounting firm for the year ending December 31, 2023	FOR	59
	How to Vote

RECORD DATE March 20, 2023	ONLINE Go to www.proxyvote.com You will need the 16-digit control number provided in your proxy materials.		TOLL-FREE NUMBER Use the toll-free number on the Notice or Proxy Card.

VOTING Shareholders as of the record date are entitled to vote.	MAIL Mark, sign, date, and promptly mail the enclosed Proxy Card in the postage-paid envelope.		SMART PHONE Scan the QR code on your Notice Card to vote.

1

Proxy Summary	Table of Contents
This summary provides an overview and highlights of the information contained in this Proxy Statement. It does not contain all information you should consider, and you should read the entire Proxy Statement carefully before voting.
Commitment to Build a Better World

Vision	Unified in our commitment to build a better world.

Values	We advance a safety-focused and ESG-driven culture.

	We are committed •Innovative •Focused •Results-Oriented	We act with integrity •Principled •Honest •Fair

	We make things happen •Agile •Driven •Passionate	We win together •Collaborative •Dedicated •United

Promise
At Arcosa,
we activate the potential of our people,
we care for our customers,
we optimize operations,
we integrate sustainability into our daily practices as well as our long-term strategy, and we promote a results-driven culture that is aligned with long-term value creation.

Financial Highlights
We achieved healthy financial performance in line with the targets set by the Board of Directors (the "Board") and the Human Resources Committee (the "HR Committee") for 2022. Our financial highlights for 2022 include:

$2,243M Total Revenue	$325M* Total Adjusted EBITDA

19.6%* Return on Capital	14.5%* Adjusted EBITDA Margin

* See Annex A for a reconciliation of Non-GAAP measures to the most comparable GAAP measures.

2

Proxy Summary	Table of Contents
Portfolio Simplification
We completed the divestiture of our Storage Tanks business in October 2022, executing against our strategic priority to reduce the complexity of our overall portfolio. While taking steps to simplify our portfolio, we deployed capital strategically in our growth businesses through the acquisition of the Recycled Aggregates Materials Company in California, expanding our recycled aggregates business into a new market and initiating several projects in our construction materials and utility structures businesses.
Focus on ESG
We continued to integrate environmental, social, and governance ("ESG") initiatives into our businesses in our united efforts to build a better world through our strategic planning, ESG-focused initiatives, and innovative improvement projects. We are proud of achieving the following milestones in our continuous efforts to integrate ESG into our daily practices and long-term strategies.

Major ESG Milestones
•Published our second annual Sustainability Report with enhanced disclosures, including the introduction of a 5-year greenhouse gases emissions goal of a 10% reduction in Scope 1 and 2 emissions intensity by the end of 2026.
•Participated in the Green Marine program, the largest voluntary environmental certification program for North America's maritime industry.
•Earned a silver medal for year-over-year improvement from our third party ESG assessor, EcoVadis.
•Focused on high impact emissions reductions projects, including a fuel-saving overland conveyor installation, generator to line power conversions, and lighting and fixture upgrades.
•Invested in the communities where we operate through community cleanups, disaster response donations, school supply drives, food pantry donations, little league sponsorships, and meal packaging to alleviate food insecurity.
•Improved gender and ethnic diversity metrics with a 2% increase of salaried female employees year over year.

Focus on Safety
We are committed to safety across our operations. We continued down the path of enhancing our safety culture through our company-wide safety culture initiative, ARC 100. We designed a portion of our 2022 compensation plan to align executive compensation with our goal of driving safety improvements and culture across Arcosa. Although our work to improve safety is never done, we are pleased to see a 30% year-over-year improvement in our total recordable incident rate ("TRIR") and advancements in the ARC 100 program.

3

Proxy Summary	Table of Contents
TOTAL RECORDABLE INCIDENT RATE

30% Decrease from 2021 to 2022
Focus on Diversity
Having a diverse Board and leadership team is an important part of who we are at Arcosa. Half of our Board (all of which are nominated for election this year) and half of our senior leaders are comprised of diverse members.
* Reflects racial or gender diversity.

4

Proxy Summary	Table of Contents
Shareholder Engagement
We maintain an ongoing, proactive outreach effort with our shareholders. Throughout the year, members of our Investor Relations team and senior management engage with our shareholders to seek their input, to remain well-informed regarding their perspectives, and to help increase their understanding of our business. In particular, we leverage the discussions to cover topics of interest to our shareholders, including our performance, strategy, risk management, corporate governance, ESG initiatives, and executive compensation. The feedback received from our shareholder outreach efforts is communicated to and considered by the Board, and our engagement activities have produced valuable feedback that helps inform our decisions and our strategy, when appropriate.

Our 2022 engagement included outreach with 75% of our top 25 holders of Arcosa stock
Governance Highlights
We are committed to strong corporate governance practices, which we believe recognize shareholder interests and support the success of our enterprise. Our corporate governance practices are highlighted below:

Independent Board Chairman	9 of 10 Board members are independent	Clawback policy in place
Limits on other public company board service	Regularly-scheduled executive sessions of independent Board members	Extensive shareholder engagement program
Majority voting policy for uncontested director elections	Culture that values ESG responsibility	Annual Board and Committee self-performance evaluations
Shareholders' ability to nominate directors through proxy access	Enterprise Risk Management program with full Board and Committee oversight	Robust director and senior officer stock ownership requirements
100% Independent Audit, Human Resources, and Governance and Sustainability Committees	Policies prohibiting short sales, hedging, margin accounts, and pledging of Arcosa stock	Board refreshment with focus on diversity - 50% of Board members identify as diverse

5

Proxy Summary	Table of Contents
Compensation Highlights
Our shareholders continue to show strong support for our pay-for-performance philosophy (receiving 98% of votes cast in favor of our compensation program during the 2022 Annual Meeting). We believe weighting a significant portion of our named executive officers’ compensation with performance-based compensation and value creation in the form of stock appreciation aligns with our shareholders' expectations. With these expectations in mind, the HR Committee designed a compensation package for the CEO that was 84% at risk and for the other named executive officers 67% at risk.
The HR Committee modified the prior year's compensation program to reflect the priorities of the business and the shareholders. For the annual incentive program, we re-introduced the tracking of Working Capital Days to reinforce and to drive our cash culture focus and introduced a Total Shareholder Return concept to our long-term incentive program for the named executive officers and senior leaders, further aligning management interest with shareholders' interest. Now, 20% of the performance-based restricted stock units are comprised of units with a return relative to the performance of the S&P SmallCap 600 Index ("rTSR") further linking pay to performance.

CEO: 84% at Risk*

Other Named Executive Officers: 67% at Risk*

■ PBRSU	■ TBRSU	■ AIP	■ Base
* Charts above reflect an approximation of the 2022 annual target total compensation mix.
We encourage you to read the more fulsome description of our compensation program in the "Executive Compensation - Compensation Discussion and Analysis" section beginning on page 23.

6

Director Nominees	Table of Contents

Director Nominees
The following charts and graphs set forth information regarding our director nominees for election at the 2023 Annual Meeting.
Director Nominee Highlights

Director	Age	Tenure on Board**	Independence	Diversity***
Joseph Alvarado	70	5
Rhys J. Best	76	18
Antonio Carrillo	56	9
Jeffrey A. Craig	62	5
Steven J. Demetriou*	64	1
Ronald J. Gafford	73	24
John W. Lindsay	62	5
Kimberly S. Lubel	58	2
Julie A. Piggott	62	2
Melanie M. Trent	58	5
* On February 1, 2023, Mr. Demetriou was elected to serve on the Board to fill the seat that became vacant after Doug Rock's retirement on November 4, 2022.
** Includes years of service combined on both boards of Arcosa and Trinity Industries, Inc., the former parent company of Arcosa ("Former Parent" or "Trinity").
*** Reflects either racial or gender diversity.

3 out of 10 Board members	2 out of 10 Board members

7

Director Nominees	Table of Contents
*Through the Board's refreshment beginning in 2021, the average tenure of the Directors on the Board has been reduced from 10 years in 2020 to 7.5 years currently.
Director Skills Matrix
The following matrices highlight the mix of skills, attributes, and industry experience of the ten nominees that supported the Governance and Sustainability Committee’s recommendation and the Board’s nomination for election.

	Alvarado	Best	Carrillo	Craig	Demetriou	Gafford	Lindsay	Lubel	Piggott	Trent

Cyclical Industry	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪
Multi-industry - Manufacturing, Energy, Construction, Minerals, Mining	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪
Industrial Equipment Manufacturing	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪
Technical Expertise Applicable to Arcosa Products	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪
C-level Corporate Executive Position; Strategic Leadership	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪
International/Cross-Border	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪
Broad Manager in Scale Organization	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪
IT/Cybersecurity Knowledge	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪
ESG Knowledge	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪
Finance, Banks, Public Securities	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪
Human Resources/Cultural	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪
Legal/Risk; Management/Compliance	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪
Mergers & Acquisitions	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪
Public Company/Corporate Governance	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪
SOX/Financial Expert	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪
Independent	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪
Diversity	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪

Industry and Sector Experience

Manufacturing	Engineering & Construction	Oil & Gas
Transportation	Industrial Products	Consulting
Chemicals	Retail	Distribution
Steel & Other Metals Manufacturing	Banking	Energy

8

Director Nominees	Table of Contents
Director Nominee Biographies

Joseph Alvarado
Background
Mr. Alvarado is the retired Chairman and CEO of Commercial Metals Company ("CMC"), a global manufacturer, recycler and marketer of steel and other metals. Mr. Alvarado joined CMC in April 2010, and, prior to serving as Chairman from 2013 to 2018 and CEO from 2011 to 2017, he held the position of Executive Vice President and Chief Operating Officer. Prior to his tenure at CMC, Mr. Alvarado served as President, U.S. Steel Tubular Products for U.S. Steel Corp. after the completed acquisition of Lone Star Technologies, Inc. where he served as President and Chief Operating Officer from 2004 to 2007. Prior to this, Mr. Alvarado served as a Vice President for Ispat North America Inc. (now Arcelor Mittal) in 1998 and as an Executive Vice President at Birmingham Steel Company in 1997. Mr. Alvarado began his career at Inland Steel Company in 1976, and in 1988 he was appointed Vice President and General Manager, Sales and Marketing for Inland Bar Company and was made President in 1995. Mr. Alvarado currently serves as a director of Trinseo, Kennametal, Inc., and PNC Financial Services Group, Inc., and he was a director of Spectra Energy from 2011 until February 2017 when Spectra Energy merged with Enbridge, Inc. He has also served on the board of directors of various industry trade associations and community organizations.
Skills and Qualifications
Mr. Alvarado's significant management experience provides the Board with additional perspective on Arcosa's operations, including its construction products and steel fabrication businesses.

Age: 70
Independent Director Since: 2018
Committees: Human Resources (Chair)

Rhys J. Best
Background
Mr. Best served on the board of directors of MRC Global, Inc., a global industrial distributor of infrastructure products and services for the energy industry, from 2007 to May 2022, and as Non-Executive Chairman from April 2016 to May 2022. From 1999 to 2004, Mr. Best served as Chairman, President, and Chief Executive Officer of Lone Star Technologies, Inc., a company engaged in producing and marketing casing, tubing, line pipe and couplings for the oil and natural gas, industrial, automotive, and power generation industries. He was also Chairman and Chief Executive Officer of Lone Star Technologies, Inc. from 2004 until its acquisition by U.S. Steel Corp. in 2007. Mr. Best formerly served on the board of directors of Cabot Oil & Gas Corporation, an independent natural gas producer, from 2008 to 2021, and also served on the board of directors of Commercial Metals Corporation from 2010 to January 2022. From 2004 to 2014, he served on the board of directors of Crosstex Energy, L.P. and also served as Non-Executive Chairman of Crosstex from 2009 to 2014. From 2005 until November 2018, he was a member of the board of directors of Trinity Industries, Inc., and from 2007 until December 2018, he served on the board of directors of Austin Industries, Inc. Mr. Best currently serves on the board of directors of Texas Pacific Land Corporation. In 2014, Mr. Best was selected as 2014 Director of the Year by the National Association of Corporate Directors.
Skills and Qualifications
Mr. Best has extensive experience in managing and leading significant industrial enterprises. His executive experience and service on the boards of other significant companies provides the Board with additional perspective on Arcosa’s operations, including its construction products and engineered structures businesses, as well as its international operations and any future international opportunities.

Age: 76
Non-Executive Chairman and Independent Director Since: 2018
Committees: None

9

Director Nominees	Table of Contents

Antonio Carrillo
Background
Mr. Carrillo serves as Arcosa’s President and Chief Executive Officer, as well as a member of its Board of Directors. From April 2018 until November 2018, Mr. Carrillo served as the Senior Vice President and Group President of Construction, Energy, Marine, and Components of Trinity Industries, Inc. From 2012 to February 2018, Mr. Carrillo served as the Chief Executive Officer of Orbia Advance Corporation (formerly known as Mexichem S.A.B. de C.V.) ("Orbia"), a specialty chemicals and construction materials company. During Mr. Carrillo's time as CEO, Mexichem became a construction materials centric company. Prior to joining Orbia, Mr. Carrillo spent 16 years at Trinity Industries, Inc. where he served as Senior Vice President and Group President of Trinity Industries’ Energy Equipment Group and was responsible for Trinity Industries’ Mexico operations. Mr. Carrillo previously served as a director of Trinity Industries, Inc. from 2014 to November 2018 and as a director of Dr. Pepper Snapple Group, Inc. from 2015 to 2018. Mr. Carrillo currently serves as a director of NRG Energy, one of the leading integrated power companies in the U.S. and Canada.
Skills and Qualifications
Mr. Carrillo brings significant knowledge and understanding of Arcosa’s products, services, operations, and business environment. In addition, he has broad experience in managing and leading a significant industrial enterprise in Mexico, where Arcosa has a number of operations.

Age: 56
Director Since: 2018
Committees: None

Jeffrey A. Craig
Background
Mr. Craig served as the Executive Chairman of Meritor, Inc., a global supplier for commercial vehicle manufacturers, from March 2021 to December 2021, and was the Chief Executive Officer and President of Meritor from April 2015 to February 2021. Prior to this, from June 2014 to March 2015, Mr. Craig was President and Chief Operating Officer, with oversight of Meritor’s business segments - Commercial Truck & Industrial and Aftermarket & Trailer. He was a member of the Meritor Board of Directors from April 2015 until December 2021. Prior to taking on the role of President and COO, Mr. Craig was Senior Vice President and President of Meritor’s Commercial Truck & Industrial segment from February 2013 to May 2014. He served as Senior Vice President and Chief Financial Officer at Meritor from February 2009 to January 2013 and held various leadership positions at the company since 2006. Before joining Meritor, Mr. Craig served as President and CEO of General Motors Acceptance Corp.’s ("GMAC") Commercial Finance organization from 2001 to 2006. Prior to that, Mr. Craig was President and CEO of GMAC’s Business Credit division from 1999 until 2001. He joined GMAC as a general auditor in 1997 from Deloitte & Touche, where he served as an audit partner. Mr. Craig currently serves as Chair and director of Hyliion Holdings Corp., a leader in electrified powertrain solutions for Class 8 semi-trucks.
Skills and Qualifications
Mr. Craig's significant management experience provides the Board with additional perspective on Arcosa’s operations, including its transportation products businesses.

Age: 62
Independent Director Since: 2018
Committees: Audit (Chair) (Financial Expert)

10

Director Nominees	Table of Contents

Steven J. Demetriou
Background
Mr. Demetriou serves as Executive Chair of the Board of Jacobs Solutions Inc. (“Jacobs”), a global professional services company that designs and deploys technology-centric solutions for many of the world’s most complex challenges. He was Chair of the Board and Chief Executive Officer of Jacobs from 2015 to January 2023. Prior to Jacobs, Mr. Demetriou served as Chairman and Chief Executive Officer of Aleris Corporation from 2004 to 2015, Chief Executive Officer of Noveon, Inc. from 2001 to 2004, Executive Vice President of IMC Global Inc. from 1999 to 2001, and held various leadership positions with Cytec Industries, Inc. and ExxonMobil Corporation from 1981 to 1999. Mr. Demetriou currently serves as Chair of the Board of C5 Acquisition Corporation, a special purpose acquisition company ("SPAC"), which at this time is not an active business with significant operations, and as a Director of FirstEnergy Corporation. He previously served as Non-Executive Chairman of Foster-Wheeler from 2011 to 2014 and as a Director for Kraton Performance Polymers from 2009 to 2017 and OM Group from 2005 to 2015.
Skills and Qualifications
Mr. Demetriou's international business experience and over 35 years in senior management roles, combined with his extensive background, provide the Board with an additional perspective on Arcosa’s operations, including its engineered structures businesses, and driving ESG initiatives.
Additional Information
The G&S Committee considered Mr. Demetriou’s current commitments when examining his ability to dedicate sufficient time to fulfill his duties as a member of the Board, with the following aspects of his current commitments relevant to the decision to nominate him for election:
–Mr. Demetriou is no longer serving as Chief Executive Officer of Jacobs, and his Executive Chair role is expected to have a two-year term through 2024.
–As Executive Chair, Mr. Demetriou's workload at Jacobs will be significantly reduced and will focus on advising its executive team on strategic and capital deployment initiatives, providing executive sponsorship for several key client engagements and supporting ongoing culture initiatives.
–Mr. Demetriou’s service on the board of C5 Acquisition Corporation (“C5"), a SPAC, will be completed upon the earlier of C5’s completion of an initial business combination and the expiration of C5's completion window for an initial business combination. In the absence of an extension, C5's completion window will expire in April 2023.
–Mr. Demetriou does not serve on any private company boards.
Mr. Demetriou has assured the Board that he is fully committed to continuing to dedicate the appropriate amount of time to fulfill his duties on the Board and the G&S Committee. The Board believes it is in the best interest of the shareholders that Mr. Demetriou continue to serve as a director and a member of the G&S Committee to leverage his skills of driving ESG-related initiatives.

Age: 64
Independent Director Since: 2023
Committees: Governance & Sustainability

11

Director Nominees	Table of Contents

Ronald J. Gafford
Background
Mr. Gafford served as President and Chief Executive Officer of Austin Industries, Inc., a U.S.-based construction company, from 2001 to 2012, and Chairman from 2008 to 2012, when he retired. Mr. Gafford is the Chairman of the Board of Rees Architects, Inc., a privately-held architecture firm. Mr. Gafford previously served on the board of directors of Daseke, Inc. from 2015 until 2019, and from 1999 until November 2018, he was a member of the board of directors of Trinity Industries, Inc. Mr. Gafford began his career as a Project Engineer/Estimator and later a Project Manager for the Henry C. Beck Company. He later joined the Trammell Crow Company and served as Partner for their Construction and Development.
Skills and Qualifications
Mr. Gafford has extensive experience in managing and leading a significant industrial enterprise. His service as the CEO of Austin Industries, Inc. provides the Board with additional perspective on Arcosa’s operations, including its construction products businesses.

Age: 73
Independent Director Since: 2018
Committees: Governance & Sustainability; Human Resources

John W. Lindsay
Background
Mr. Lindsay has served as Chief Executive Officer of Helmerich & Payne, Inc., a provider of drilling services and technologies, since 2014 and President and Director since 2012. Mr. Lindsay joined Helmerich & Payne in 1987 and has served in various positions including Vice President, U.S. Land Operations from 1997 to 2006 for Helmerich & Payne International Drilling Co., Executive Vice President, U.S. and International Operations from 2006 to 2010, Executive Vice President and Chief Operating Officer from 2010 to 2012, and President and Chief Operating Officer of Helmerich & Payne from 2012 to 2014.
Skills and Qualifications
Mr. Lindsay's significant management experience provides the Board with additional perspective on Arcosa's operations, including its engineered structures businesses.

Age: 62
Independent Director Since: 2018
Committees: Audit (Financial Expert); Human Resources

12

Director Nominees	Table of Contents

Kimberly S. Lubel
Background
Ms. Lubel served as the Chairman, President, and Chief Executive Officer of CST Brands, Inc. from its spin-off from Valero Energy Corporation ("Valero") in 2013 until CST Brands’ acquisition by Circle K in June 2017. Ms. Lubel served as the Executive Vice President and General Counsel of Valero from 2006 to 2012 and served as its Vice President of Legal Services from 2003 to 2006. Ms. Lubel joined Valero in 1997. Ms. Lubel also serves on the boards of Westlake Corporation (formerly Westlake Chemical), where she is a member of the Audit, Compensation, Nominating and Governance, and Corporate Risk and Sustainability Committees, and PBF Energy Inc., where she is Chair of the Health, Safety, and Environmental Committee, Chair of the Audit Committee, and a member of the Compensation Committee. She previously served on the boards of WPX Energy, Inc., CST Brands, Inc., and CrossAmerica GP, LLC.
Skills and Qualifications
Ms. Lubel’s strong legal background, strategic leadership skills and experience as a public company CEO and independent board member provide the Board with additional perspective on Arcosa’s operations.

Age: 58
Independent Director Since: 2021
Committees: Governance & Sustainability; Human Resources

Julie A. Piggott
Background
Ms. Piggott served as the Executive Vice President and Chief Financial Officer of BNSF Railway Company (‘‘BNSF’’), one of North America’s leading freight transportation companies, from 2014 until her retirement in 2021. Ms. Piggott held various other finance and commercial roles with BNSF since joining the company in 1991, including Vice President Planning and Studies, and Controller from 2009 to 2014, Vice President Finance and Treasurer from 2008 to 2009, and Vice President Finance from 2006 to 2008. Prior to her tenure at BNSF, Ms. Piggott’s experience included finance, accounting, and audit roles at a private investment management company and Ernst & Young LLP (formerly Ernst & Whinney), a public accounting firm. Ms. Piggott holds an inactive CPA license from the state of Minnesota. Ms. Piggott currently serves on the board of directors of a non-profit charity.
Skills and Qualifications
Ms. Piggott’s strategic leadership skills and financial expertise provide the Board with invaluable knowledge regarding the financial and other aspects of business operations, including Arcosa's transportation products businesses.

Age: 62
Independent Director Since: 2021
Committees: Audit (Financial Expert); Governance & Sustainability

13

Director Nominees	Table of Contents

Melanie M. Trent
Background
Ms. Trent previously served in various legal, administrative, and compliance capacities for Rowan Companies plc (now known as Valaris plc), a global offshore contract drilling company, from 2005 until April 2017, including as an Executive Vice President, General Counsel and Chief Administrative Officer from 2014 until April 2017, as Senior Vice President, Chief Administrative Officer and Company Secretary from 2011 until 2014, and as Vice President and Corporate Secretary from 2010 until 2011. Prior to her tenure at Rowan, Ms. Trent served in various legal, administrative and investor relations capacities for Reliant Energy Incorporated. Ms. Trent previously served on the board of directors of Frank’s International N.V. (now known as Expro Group Holdings N.V.) and Noble Corporation. She currently serves as Lead Independent Director for Diamondback Energy, Inc., an oil and natural gas company, and is also a director at Hyliion Holdings Corp., where she serves as Chair of the Nominating and Corporate Governance Committee.
Skills and Qualifications
Ms. Trent’s strong legal and executive management experience, diverse background, and knowledge of oil and gas industry provide the Board with additional perspective on Arcosa’s operations.

Age: 58
Independent Director Since: 2018
Committees: Governance & Sustainability (Chair)

14

Director Nominees	Table of Contents
Director Nomination Process
The Governance & Sustainability Committee ("G&S Committee") is responsible for recommending qualified candidates to the Board for nomination. Pursuant to our Corporate Governance Principles, the G&S Committee should consider the following qualifications in making its recommendation of candidates to serve as a director of Arcosa: (i) the candidate's depth of experience at the policy-making level in business, government, or education; (ii) the candidate's ability to make a meaningful contribution to the Board’s oversight of the business and affairs of Arcosa and a willingness to exercise independent judgment; and (iii) whether the candidate has an impeccable reputation for honest and ethical conduct in both professional and personal activities. In addition, the G&S Committee examines a candidate’s availability and willingness to devote time to Board duties, the candidate’s ability to make analytical and probing inquiries, and financial independence to ensure he or she will not be financially dependent on director compensation.
The G&S Committee identifies potential nominees by asking, from time to time, current directors and executive officers for their recommendations of persons meeting the criteria described above who might be available to serve on the Board. The G&S Committee may also engage qualified firms that specialize in identifying director candidates. As described below, the G&S Committee will also consider candidates recommended by shareholders.
Once a person has been identified as a potential candidate, the G&S Committee makes an initial determination regarding the need for additional Board members to fill vacancies or expand the size of the Board. If the G&S Committee determines that additional consideration is warranted, the G&S Committee will review such information and conduct interviews as it deems necessary to fully evaluate each director candidate. In addition to the qualifications of a candidate, the G&S Committee will consider such relevant factors as it deems appropriate, including the current composition of the Board, the evaluations of other prospective nominees, and the need for any required expertise on the Board or one of its committees. The G&S Committee considers potential candidates in light of the skills, experience, and attributes possessed by current directors and as identified by the Board. The G&S Committee also contemplates multiple dynamics that promote and advance diversity among its members. Although the G&S Committee does not have a formal diversity policy, the G&S Committee considers a number of factors regarding diversity of personal and professional backgrounds (both domestic and international), national origins, specialized skills and acumen, and breadth of experience in industry, manufacturing, financial transactions, and business combinations.
The G&S Committee will consider director candidates recommended by shareholders. In considering candidates submitted by shareholders, the G&S Committee will take into consideration the needs of the Board and the qualifications of the candidate. To have a candidate considered by the G&S Committee, a shareholder must submit the recommendation in writing and must include the following information:
•the name of the shareholder, evidence of the person’s ownership of Arcosa stock, including the number of shares owned and the length of time of ownership, and a description of all arrangements or understandings regarding the submittal between the shareholder and the recommended candidate; and
•the name, age, business address, and residence address of the candidate, the candidate’s resumé or a listing of his or her qualifications to be a director of Arcosa, and the person’s consent to be a director if selected by the G&S Committee, nominated by the Board, and elected by the shareholders.
The shareholder recommendation and information described above must be sent to the Corporate Secretary at 500 N. Akard St., Suite 400, Dallas, Texas 75201, and must be received by the Corporate Secretary not less than 120 days prior to the anniversary date of the date that Arcosa’s Proxy Statement was released in connection with the previous year’s Annual Meeting of Shareholders. The G&S Committee’s evaluation process will not vary based on whether or not a candidate is recommended by a shareholder.

15

Proposal One	Table of Contents

Proposal One Election of Nominated Directors

10 Current Members	The Board of Directors currently consists of ten members. On the recommendation of the G&S Committee, the Board has nominated the ten incumbent candidates to be re-elected at the Annual Meeting. If elected, each of the directors will serve for a one-year term expiring at the 2024 Annual Meeting of Shareholders, or when their successors are duly elected and qualified or earlier upon death, resignation, retirement, disqualification, or removal.

10 Candidates for re-election
All of the nominees are incumbent directors, and, pursuant to Arcosa's Amended and Restated Bylaws, an incumbent director nominee who is not elected is required to tender his or her resignation for consideration by the G&S Committee and the Board (with the affected director recusing himself or herself from the deliberations). The Board will be free to accept or reject the resignation and will make its decision known publicly within 90 days of certification of the vote results. If a director’s resignation is accepted by the Board, then the Board may fill the resulting vacancy.

Each nominee has agreed to be named in this Proxy Statement and to serve if elected. We have no reason to believe that any of the nominees would be unable to serve if elected, but, if any nominee is unavailable for election, the proxy holders may vote for another nominee proposed by the Board, in which case your shares will be voted for such other nominee.

The Board of Directors believes that each of the director nominees possesses the qualifications described in the "Director Nomination Process" section.

The "Director Nominees" section contains biographical information about each of the director nominees, including a description of the experience, qualifications, attributes, and skills that led the Board to conclude that the individual should be nominated for election as a director of Arcosa.

1-year Term expiring in 2024

"FOR" The Board of Directors recommends that you vote FOR each of the Nominees for Director.

16

Corporate Governance	Table of Contents

Corporate Governance
Our business affairs are managed under the direction of the Board in accordance with the General Corporation Law of the State of Delaware, our Restated Certificate of Incorporation, and our Amended and Restated Bylaws. The role of the Board is to oversee our management for the benefit of the shareholders. This responsibility includes monitoring senior management’s conduct of our business operations and affairs; reviewing and approving our financial objectives, strategies, and plans; risk management oversight; evaluating the performance of the Chief Executive Officer ("CEO") and other executive officers; and overseeing our policies and procedures regarding corporate governance, legal compliance, ethical conduct, and maintenance of financial and accounting controls.
The Board has adopted Corporate Governance Principles, which are reviewed annually by the G&S Committee. We have a Code of Conduct, which is applicable to all of our employees, including the CEO, the Chief Financial Officer, and principal accounting officer and controller, as well as members of the Board. We intend to post any amendments to or waivers from our Code of Conduct on our website at ir.arcosa.com to the extent applicable to an executive officer, principal accounting officer and controller, or a director of Arcosa. The Corporate Governance Principles and the Code of Conduct are available on our website at ir.arcosa.com under the heading “Corporate Governance — Additional Governance Documents.”
Independence of Directors
The Board makes all determinations with respect to director independence in accordance with the New York Stock Exchange ("NYSE") listing standards and the rules and regulations promulgated by the Securities and Exchange Commission ("SEC"). In addition, the Board established certain guidelines to assist it in making any such determinations regarding director independence (the “Independence Guidelines”), which are available on our website at ir.arcosa.com under the heading “Corporate Governance — Additional Governance Documents — Arcosa Categorical Standards of Director Independence.” The Independence Guidelines set forth commercial and charitable relationships which may not rise to the level of material relationships that would impair a director’s independence as set forth in the NYSE listing standards and SEC rules and regulations. The determination of whether such relationships as described in the Independence Guidelines actually impair a director’s independence is made by the Board on a case-by-case basis.
The Board undertook its annual review of director independence and considered transactions and relationships between each director, or any member of his or her immediate family, and Arcosa and its subsidiaries and affiliates. In making its determination, the Board applied the NYSE listing standards and SEC rules and regulations, together with the Independence Guidelines.
As a result of its review, the Board affirmatively determined that the following directors are independent of Arcosa and its management under the standards set forth in the NYSE listing standards and the SEC rules and regulations: Joseph Alvarado, Rhys J. Best, Jeffrey A. Craig, Steven J. Demetriou, Ronald J. Gafford, John W. Lindsay, Kimberly S. Lubel, Julie A. Piggott, and Melanie M. Trent. The Board determined that Antonio Carrillo is not independent because of his employment by Arcosa.
Board Leadership Structure
As our independent, non-executive Chairman of the Board, Mr. Best (i) presides over all meetings of the Board and shareholders; (ii) reviews and approves meeting agendas, meeting schedules, and other information, as appropriate; (iii) acts as a liaison between the outside directors and management; (iv) consults on shareholder engagement and governance matters; (v) has the right to call special board or shareholder meetings; and (vi) performs such other duties as the Board requires from time to time. Having a separate non-executive Chairman allows our CEO to focus on operating and managing Arcosa and leverages our Chairman’s experience in guidance and oversight. While the Board believes that this structure is currently in the best interests of Arcosa and its shareholders, the Board does not have a policy with respect to separating the Chairman of the Board and the CEO roles and could adjust the structure in the future as it deems appropriate.
Our Audit Committee, G&S Committee, and HR Committee are each comprised entirely of independent directors, providing a structure for strong independent oversight of our management.

17

Corporate Governance	Table of Contents
Board Succession
The G&S Committee and the full Board routinely discuss board succession. Board composition is one of the most critical areas of focus for the Board. Having the right mix of directors who bring diverse perspectives, business and professional experiences, and skills provides a foundation for robust dialogue, informed advice, and collaboration. The Board considers current Board skills, composition, tenure, and anticipated retirements to identify gaps that may need to be filled through Board succession planning and the Board refreshment process. The Board strives to ensure an environment that encourages diverse critical thinking and values innovative, strategic discussions to achieve a higher level of success for Arcosa.
On November 4, 2022, Douglas Rock announced his retirement from the Board after a combined 12 years of service with both the boards of Arcosa and the Former Parent. As part of the Board's succession planning, the G&S Committee retained a search firm specializing in board placements to assist in identifying potential candidates meeting the Board’s criteria for membership. On February 1, 2023, after a thorough search and vetting process, we announced the election of Steven J. Demetriou to the Board and his appointment to serve on the HR Committee and the G&S Committee. He is the Executive Chairman of Jacobs, brings to Arcosa years of CEO-level leadership and experience in driving ESG initiatives, and complements the Board's composition. He currently serves on the G&S Committee.
Board Meetings and Committees
The Board holds regular and special meetings and spends such time on our affairs as their duties require. The Board held five meetings and a total of 15 committee meetings in 2022. The Board also meets regularly in non-management executive sessions. In 2022, all directors of Arcosa attended at least 75% of the meetings of the Board and the committees on which they served. Each director also attended the 2022 Annual Meeting of Shareholders, which is required pursuant to Arcosa's Corporate Governance Principles.
The standing committees of the Board are the Audit Committee, G&S Committee, and HR Committee. Each of the committees is governed by a charter, current copies of which are available on our website at ir.arcosa.com under the heading “Corporate Governance — Board Committees & Charters.” Mr. Carrillo, the CEO and President of Arcosa, and Mr. Best, our non-executive Chairman of the Board, do not serve on any Board committees. Director membership of the committees and the number of committee meetings held in 2022 are identified below.

Director	Audit Committee	Governance and Sustainability Committee	Human Resources Committee

Joseph Alvarado			▲
Rhys J. Best
Antonio Carrillo
Jeffrey A. Craig	▲
Ronald J. Gafford		●	●
John W. Lindsay	●		●
Kimberly S. Lubel		●	●
Julie A. Piggott	●	●
Douglas L. Rock	●
Melanie M. Trent		▲
2022 Meetings	6	4	5
● Member    ▲ Chair

18

Corporate Governance	Table of Contents
The Director membership of the committees reflected above changed with Mr. Rock's retirement on November 4, 2022, and Mr. Demetriou's election to the Board on February 1, 2023. Mr. Demetriou currently serves on the G&S Committee.
AUDIT COMMITTEE
The Audit Committee’s purpose is to oversee, on behalf of the Board, (i) the integrity of Arcosa’s financial statements and related disclosures; (ii) Arcosa’s compliance with legal and regulatory requirements; (iii) the qualifications, independence, and performance of Arcosa’s independent auditing firm; (iv) the performance of Arcosa’s internal audit function; (v) Arcosa’s internal accounting and disclosure control systems; and (vi) Arcosa’s procedures for monitoring compliance with its Code of Conduct. In addition, among other responsibilities, the Audit Committee reviews and oversees Arcosa’s policies and procedures with respect to risk assessment, management, and mitigation. In carrying out its purpose, the Audit Committee (a) reviews with management, our chief audit officer, and the independent auditors, Arcosa’s financial statements, the accounting principles applied in their preparation, the scope of the audit, any comments made by the independent auditors upon the financial condition of Arcosa and its accounting controls and procedures; (b) reviews with management its processes and policies related to risk assessment, management, and mitigation, compliance with corporate policies, compliance programs, internal controls, and summaries of management’s travel and entertainment reports; and (c) performs such other matters as the Audit Committee deems appropriate.
The Audit Committee also pre-approves all auditing and all allowable non-audit services provided to Arcosa by the independent auditors. The Audit Committee selects and retains the independent auditors for Arcosa and approves audit fees. The Board has determined that all members of the Audit Committee are “independent” as defined by the SEC rules and NYSE listing standards. The Board has also determined that Mr. Craig, Chair of the Audit Committee, Mr. Lindsay, and Ms. Piggott are each qualified as an audit committee financial expert within the meaning of SEC regulations.
GOVERNANCE AND SUSTAINABILITY COMMITTEE
The G&S Committee has oversight responsibilities with respect to our governance and ESG activities and initiatives. In December 2022, the Board approved the amendment of the G&S Committee charter to further clarify the G&S Committee’s review and assessment of our sustainability and ESG-related practices, policies, goals, and programs, as well as the review of our annual sustainability report and other ESG-related disclosures in the Proxy Statement. The functions of the G&S Committee are to (i) identify and recommend to the Board individuals qualified to be nominated for election to the Board; (ii) review the qualifications of the members of each committee (including the independence of directors) to ensure that each committee’s membership meets applicable criteria established by the SEC and NYSE; (iii) recommend to the Board the members and chairperson for each Board committee; (iv) periodically review and assess the Corporate Governance Principles and our Code of Conduct and make recommendations for changes thereto to the Board; (v) periodically review our orientation program for new directors and our practices for continuing education of existing directors; (vi) annually review director compensation and benefits and make recommendations to the Board regarding director compensation and benefits; (vii) review, approve, and ratify all transactions with related persons that are required to be disclosed under the rules of the SEC; (viii) annually conduct an individual director performance review of each incumbent director; (ix) oversee the annual self-evaluation of the performance of the Board and its committees; and (x) review and assess our activities and practices regarding sustainability and ESG matters that are significant to us. Each of the members of the G&S Committee is an independent director under the NYSE listing standards. In performing its annual review of director compensation, the G&S Committee may utilize independent compensation consultants from time to time to assist in making its recommendations to the Board.
HUMAN RESOURCES COMMITTEE
The HR Committee makes recommendations to the independent members of the Board in its responsibilities relating to the competitive compensation of our CEO. The HR Committee reviews management succession planning and approves awards under our incentive compensation and equity-based plans. The HR Committee, pursuant to the December 2022 amendment to the HR Committee charter, reviews and discusses with management the "pay versus performance" measures provided for under the SEC rules. The HR Committee annually evaluates the leadership and performance of our CEO and recommends his compensation to our independent directors. The independent directors are responsible for approving the CEO’s compensation. The CEO provides to the HR Committee his assessment of the performance of the other named executive officers. The HR Committee also has direct access to our key leaders. The HR Committee reviews and approves compensation for the Chief Financial Officer (the “CFO”) and the other named executive officers. The HR Committee has been delegated authority by the

19

Corporate Governance	Table of Contents
Board to make compensation decisions with respect to the other named executive officers identified in this Proxy Statement. Each of the members of the HR Committee is an independent director under the NYSE listing standards, including those standards applicable specifically to members of compensation committees.
The Role of the Compensation Consultant
For 2022, the HR Committee retained Pay Governance LLC (the "Compensation Consultant") to provide a variety of executive compensation consultant services as an independent compensation consultant. The services provided by the Compensation Consultant in 2022 included: (i) review and assist in the design of our executive compensation programs, (ii) provide insight into executive compensation practices used by other companies, (iii) benchmark our executive compensation pay levels with relevant peer survey data, (iv) provide proxy disclosure information for comparator companies, and (v) provide input to the HR Committee on the risk assessment, structure, and overall competitiveness of our executive compensation programs.
The Compensation Consultant’s ownership structure, limited service lines, and policies and procedures are designed to ensure that such Compensation Consultant’s work for the HR Committee does not raise any conflicts of interest. The amount of fees paid in 2022 to the Compensation Consultant by Arcosa represented less than one percent (1%) of such Compensation Consultant’s total annual revenues for 2022. The internal policies of the Compensation Consultant prohibit its members, partners, consultants, and employees from engaging in conduct that could give rise to conflicts of interest and from acquiring securities in their client organizations. The employees of the Compensation Consultant providing consulting services to the HR Committee have no other business or personal relationship with any member of the HR Committee or any executive officer of Arcosa. After a review of these factors and the considerations outlined in applicable SEC and NYSE rules, the HR Committee has concluded that the work of the Compensation Consultant has not raised any conflicts of interest and that the Compensation Consultant is independent from Arcosa and from management.
The Role of Management
The CEO, the CFO, and the Chief Human Resources Officer work with the HR Committee and the Compensation Consultant to develop the framework and to design the plans for all compensation components. The CEO and CFO recommend the financial performance measurements for the annual incentive awards and the long-term performance-based equity awards, subject to HR Committee approval. The CFO certifies the achievement of these financial performance measures. The HR Committee recommends the CEO's compensation to the independent directors for their approval. The CEO makes recommendations to the HR Committee on compensation for each of the other named executive officers, as well as other senior leaders.
The Role of the HR Committee
Throughout the year, the CEO provides the HR Committee with his ongoing assessment of the performance of the other named executive officers. These assessments provide background information for any adjustment to base salary, annual incentives, or long-term incentives. Both annual incentives and long-term incentives are established with threshold, target, and maximum payout levels.
The HR Committee realizes that benchmarking and comparing peer group proxy disclosure data require certain levels of interpretation due to the complexities associated with executive compensation plans. The HR Committee uses the benchmarking information and the peer group proxy disclosure data provided by the Compensation Consultant as general guidelines and makes adjustments to compensation levels based on what the HR Committee believes is in the best interests of our shareholders. The HR Committee uses its judgment and bases its consideration of each executive’s compensation on performance in respect to the value of the executive’s contributions to Arcosa, the executive’s tenure, and peer survey data that establishes the ranges against which compensation is benchmarked.
Compensation Committee Interlocks and Insider Participation
Messrs. Alvarado, Gafford, and Lindsay, and Ms. Lubel served on the HR Committee during the last completed fiscal year. None of the members of the HR Committee has ever served as an executive officer or employee of Arcosa or any of its subsidiaries. There are no compensation committee interlocks.

20

Corporate Governance	Table of Contents
Board’s Role in Risk Oversight
While management is responsible for the day-to-day management and mitigation of risk, our Board has ultimate responsibility for risk oversight. Management reviews and discusses risks with the Board as part of the business and operating review conducted at each of the regular meetings of the Board. While the Board has primary responsibility for overseeing Arcosa’s risk management, each committee of the Board also considers risk within its area of responsibility and regularly reports back to the Board on its risk oversight activities.
The Audit Committee (i) assesses major financial risk exposures and steps taken by management to address the same, (ii) is responsible for the review and assessment of information technology and cybersecurity risk exposures and the steps taken to monitor and control those exposures, and (iii) reviews risks identified during the internal and external auditors’ risk assessment procedures. The HR Committee reviews risks arising from our executive compensation programs and management succession planning. The G&S Committee oversees risks related to our governance structure, certain ESG-related matters, and director compensation programs.
Risk Assessment of Compensation Policies and Practices
The Compensation Consultant performed a risk assessment with respect to our 2022 incentive compensation plans applicable to our executive officers. Based on this review, the Compensation Consultant concluded that our executive incentive programs do not encourage excessive risk-taking behaviors. We also conducted a detailed risk assessment of our 2022 compensation policies and practices (the "Compensation Policies") for our employees, including our executive officers, and assessed the likelihood and potential impact of the risk presented by the Compensation Policies. Participants in the risk assessment included our management, human resources group, internal audit group, and the HR Committee. Based on this review, management has concluded that sufficient controls exist to mitigate the risks related to the Compensation Policies.
Communications with Directors
The Board has established a process to receive communications by mail from shareholders and other interested parties. Shareholders and other interested parties may contact any member of the Board or the non-management directors as a group, any Board committee, or any chair of any such committee. All such correspondence should be sent to the Corporate Secretary of Arcosa at 500 N. Akard St., Suite 400, Dallas, Texas 75201.
All communications received as set forth in the preceding paragraph will be opened by the office of the Corporate Secretary for the sole purpose of determining whether the contents represent a message to directors. Any contents that are not in the nature of advertising, promotions of a product or service, or offensive material will be forwarded promptly to the addressee. In the case of communications to the Board or any group or committee of directors, the Corporate Secretary will make sufficient copies of the contents to send to each director, group, or committee to which the envelope is addressed.
Employee, Officer, and Director Pledging and Hedging Policy
Arcosa has adopted a policy prohibiting pledging and hedging. The policy prohibits officers, directors, and employees of Arcosa and their respective related persons from (i) selling Arcosa securities short, (ii) pledging or hypothecating any Arcosa securities (e.g. using Arcosa securities for margin loans or to collateralize other indebtedness), or (iii) engaging in derivative transactions, including, without limitation, hedging, puts and calls, or other transactions involving Arcosa securities.
Delinquent Section 16(a) Reports
Gail Peck filed a Form 4 on August 12, 2022. The filing disclosed the June 7, 2022 disposition of 154 shares made when Arcosa automatically withheld shares for income tax purposes in connection with the June 7 vesting of 1,179 shares of an off-cycle award.

21

Transactions with Related Persons	Table of Contents

Transactions with Related Persons
Review, Approval, and Ratification of Transactions with Related Persons
The G&S Committee has adopted a Policy and Procedures for the Review, Approval, and Ratification of Related Person Transactions. In accordance with the written policy, the G&S Committee, or the chair of such committee, as applicable, is responsible for the review, approval, and ratification of all transactions with related persons that are required to be disclosed under the rules of the SEC. Under the policy, a related person includes any of Arcosa’s directors, executive officers, certain shareholders, and any of their respective immediate family members. The policy applies to any "Related Person Transaction," which is a transaction in which Arcosa participates, a related person has a direct or indirect material interest, and the amount exceeds $120,000. Under the policy, the Chief Legal Officer (the “CLO”) will review potential transactions and, in consultation with the CEO and CFO, will assess whether the proposed transaction would be a Related Person Transaction. If the CLO determines the proposed transaction would be a Related Person Transaction, the proposed transaction is submitted to the G&S Committee, or the chair of such committee, as applicable, for review and consideration. In reviewing Related Person Transactions, the G&S Committee, or the chair of such committee, as applicable, shall consider all relevant facts and circumstances available, including, but not limited to the following:
•the benefits to Arcosa of the Related Person Transaction;
•the impact of a director’s independence if the related person is a director, an immediate family member of a director, or an entity in which a director is a partner, shareholder, or executive officer;
•the availability of other sources for comparable products and services;
•the terms of the transaction; and
•the terms available to unrelated third parties or employees generally.
After reviewing such information, the G&S Committee, or its chair, as applicable, may approve the Related Person Transaction if the G&S Committee or the G&S Committee chair concludes in good faith that the Related Person Transaction is in, or is not inconsistent with, the best interests of Arcosa and its shareholders.
Under the policy, the HR Committee must approve hiring of immediate family members of executive officers or directors and any subsequent material changes in employment or compensation. In 2022, Arcosa did not enter into any Related Person Transaction of the type required to be disclosed under Item 404 of Regulation S-K under the Exchange Act.

22

Executive Compensation	Table of Contents

Executive Compensation Compensation Discussion and Analysis
This Compensation Discussion and Analysis (“CD&A”) describes our executive compensation philosophy and pay programs in 2022.
2022 COMPENSATION PROGRAM PHILOSOPHY
Our executive compensation program reflects our pay-for-performance philosophy. The HR Committee utilizes a combination of fixed and variable pay elements in order to achieve the following objectives:

Support Arcosa’s overall business strategy and results to drive long-term shareholder value creation without incentivizing excessive risk taking.	Attract, retain, and motivate key executives by providing market-competitive total compensation opportunities.

Emphasize a strong link between pay and performance with predefined short- and long-term performance goals that place the majority of total compensation at risk.	Align executive and investor interests by establishing market-relevant metrics, including focus on strategic ESG initiatives that drive shareholder value creation and address shareholder expectations.

2022 NAMED EXECUTIVE OFFICERS
For 2022, our named executive officers ("Named Executive Officers" or "NEOs") and their titles were:

Name	Principal Position
Antonio Carrillo	President and Chief Executive Officer ("CEO")
Gail M. Peck	Chief Financial Officer ("CFO")
Kerry S. Cole	Group President
Jesse E. Collins, Jr.	Group President
Reid S. Essl	Group President
Bryan P. Stevenson	Chief Legal Officer ("CLO")
2022 Program Highlights
ANNUAL INCENTIVE PROGRAM
Payouts to the NEOs and other key executives under our 2022 Annual Incentive Program (“AIP”) reinforced our strong pay-for-performance philosophy. In designing the AIP for 2022, the HR Committee approved performance metrics that were in furtherance of our goals and in line with our 2022 earnings guidance. The HR Committee linked a significant portion of each of

23

Executive Compensation	Table of Contents
the NEO’s AIP awards to the performance of the business at the enterprise level or the group level of businesses, as applicable.
In 2022, the HR Committee approved four AIP plans for the NEOs -- the Corporate Plan and three Group President Plans, each Group President Plan comprised of the businesses reporting to the particular Group President.

CORPORATE PLAN (Antonio Carrillo, Gail Peck, and Bryan Stevenson) Enterprise	GROUP PRESIDENT PLAN A (Reid Essl) Natural Aggregates Recycled Aggregates Specialty Materials

GROUP PRESIDENT PLAN B (Kerry Cole) Utility and Related Structures Marine Products Storage Tanks	GROUP PRESIDENT PLAN C (Jesse Collins) Steel Components Wind Towers Shoring Products

The design of the 2022 AIP plans included the following updates from the prior year's design:
•Included a working capital metric linking the payout of the AIP with our Company-wide focus on a "cash culture"; and
•Modified the Execution of Strategic Initiatives objective to encompass a holistic focus on (i) improvements in ESG initiatives, (ii) improvements in safety across Arcosa, and (iii) growth of the businesses.
The HR Committee approved the 2022 AIP with the following metrics and weighting:

Corporate Plan (CEO, CFO, CLO)		Group President Plans (3 Group Presidents)
Performance Metric	Weighting	Performance Metric	Weighting
Enterprise Adjusted EBITDA	60%	Group Adjusted EBITDA	60%
Enterprise Working Capital Days	20%	Group Working Capital Days	20%
Execution of Strategic Initiatives	20%	Execution of Strategic Initiatives	20%
LONG-TERM INCENTIVE PROGRAM
We further aligned management's interest with those of our shareholders by linking 20% of the payout of the performance-based portion of our long-term compensation ("LTI") program to our Total Shareholder Return performance relative to the S&P SmallCap 600 Index. With this adjustment, the performance-based restricted stock units ("PBRSUs") for our NEOs are weighted as follows:

24

Executive Compensation	Table of Contents

PBRSUs Weighting
Cumulative Adjusted Earnings per Share, 40%
Average Pre-Tax Return on Capital, 40%
rTSR, 20%

2022 Performance Highlights
In 2022, we set a new record for financial performance exceeding the overall target set by the Board and the HR Committee. Our $325.1 million in Enterprise Adjusted EBITDA increased 15% compared to 2021 and was fueled by double-digit increases in each of our three segments. We achieved these results despite significant inflationary cost pressures and without the full-year contribution from our Storage Tanks business, which was divested at the beginning of the fourth quarter of 2022.
In 2022, our highest priority continued to be the health and safety of our employees and communities as we faced the ongoing COVID-19 pandemic. We continued our safety and health protocols while operating as an essential business that supports critical infrastructure sectors. We remain proud of our employees' performance and resilience in facing the continued challenges from the COVID-19 pandemic.
Adjusted EBITDA*

+15%

+11%

+19%

+13%
*See Annex A for a reconciliation of Non-GAAP measures to the most comparable GAAP measures.

25

Executive Compensation	Table of Contents
In addition to our 2022 financial performance, we continued to execute on the four strategic pillars of our long-term vision.

Grow in attractive markets where we can achieve sustainable competitive advantages	Reduce the complexity and cyclicality of the overall business	Improve long-term returns of invested capital	Integrate Environmental, Social, and Governance initiatives (ESG) into our long-term strategy

Highlights of our execution of these strategies, which the HR Committee considered in connection with the evaluation of the execution of the strategic initiatives component in the payout of the 2022 AIP, include:

Portfolio Simplification Reduced the complexity of the portfolio by divesting our Storage Tanks business.	Safety Continued progress on our ARC 100 Safety Program. Improved our TRIR 30% year-over-year.

Growth
Expanded our growth businesses, including the acquisition of a recycled aggregates business in a new market. Initiated several organic projects to accelerate growth in our construction materials and utility structures businesses.

ESG
Published our second full-year Sustainability Report with enhanced disclosures, including the introduction of a
5-year GHG emissions goal of a 10% reduction in Scope 1 and 2 emissions intensity by the end of 2026.

Impact of COVID-19 on Compensation Programs or Metrics
The HR Committee did not make any adjustments to its pay-for-performance philosophy to compensate or offset for any continued impacts of the COVID-19 pandemic.
Shareholder Engagement and Say-on-Pay Results
The Board and the HR Committee value the benefits of maintaining a dialogue with our shareholders and understanding their views. The HR Committee considered our 2021 say-on-pay vote (98% voting in favor at the 2022 Annual Meeting) as a sign of our shareholders’ support of our executive compensation philosophy and plans. During 2022, management engaged in a robust shareholder engagement program with 75% of our top 25 holders of Arcosa stock, where management solicited the feedback of our shareholders on topics including our performance, strategy, risk management, corporate governance, ESG-related initiatives, and executive compensation. The 2021 say-on-pay results and our shareholder engagement were both considered when designing the 2022 compensation program. Our NEO’s 2022 compensation will be the subject of the advisory, non-binding say-on-pay vote at the 2023 Annual Meeting. The HR Committee will consider the outcome of future say-on-pay votes and shareholder engagement as it evaluates the design of the executive compensation programs and the related specific compensation decisions.

26

Executive Compensation	Table of Contents
Our Compensation Policies and Practices
We have adopted the following compensation practices, which are intended to promote strong governance and alignment with shareholder interests:

What We Do:

Pay for Performance.
We believe in a "pay for performance" philosophy in which a majority of our NEOs’ compensation, as well as a significant portion for other employees throughout the organization, is linked to achievement of specific annual and long-term strategic and financial goals and the realization of increased shareholder value. Approximately 84% of our CEO’s compensation and, on average, 67% of all other NEOs' compensation is "at risk" compensation, comprised of incentive and equity-based compensation.

Maintain Stock Ownership Guidelines.
To further align the interests of our executives and directors with those of our shareholders and to assure that our executives and directors own meaningful levels of Common Stock throughout their tenures with Arcosa, the HR Committee has adopted stock ownership guidelines for our non-employee directors, NEOs, and other senior officers as designated by the HR Committee. The directors, NEOs, and certain other senior officers have five years from the date of adoption of the policy, or from the date such director, NEO, or senior officer becomes subject to the policy, to meet their required stock ownership levels. Each of our directors, NEOs, and participating senior officers has either met or is on track to achieve these ownership guidelines within the five-year compliance period. The required level of stock ownership is determined by the number of shares of Common Stock equal in value to the following multiples:

Title	Ownership Level
Chief Executive Officer	5 times base salary
Chief Financial Officer	3 times base salary
Other Senior Officers	2 times base salary
Board of Directors	5 times annual board cash retainer

Require Double Trigger for Receipt of Severance Payments.
Our NEOs participate in the 2022 Arcosa, Inc. Change in Control Severance Plan (the "2022 CIC Plan"), which contains a "double trigger" provision that requires both a change in control of Arcosa and a qualifying termination of the participating executive in order for such executive to receive severance payments and accelerated vesting of equity awards, except for those certain awards granted prior to December 6, 2018 by our Former Parent. We believe that the 2022 CIC Plan provides a mechanism for retaining our NEOs' services and eliminating the distractions inherent in change in control events.

Maintain a Clawback Policy.
The Board has adopted a clawback policy that allows the HR Committee to recover amounts pursuant to short-term or long-term incentive compensation plans when subsequent to any such payment Arcosa's financial statements are required to be restated as a result of errors, omissions, fraud, or other misconduct.

Retain an Independent Compensation Consultant.
The HR Committee directly retains an independent compensation consultant each year to provide guidance on executive compensation-related matters, to perform an annual total compensation study including compensation benchmarking information from peer group companies, and to advise on matters relating to executive and director compensation.

Prohibit Hedging and Pledging Our Shares.
Our insider trading policy prohibits executive officers, employees, and directors from pledging our securities or engaging in hedging or short-term trading of our securities, including, without limitation, short sales or transactions in puts, calls, or other derivative transactions. See "Corporate Governance—Employee, Officer, and Director Pledging and Hedging Policy."

27

Executive Compensation	Table of Contents

What We Don't Do:
X
Dividends on Unvested Restricted Stock Units.
During the vesting period, recipients do not receive dividend payments on time-based or performance-based restricted stock units issued by Arcosa. Unvested PBRSUs also do not accrue dividend equivalents. Unvested awards of TBRSUs accrue dividend equivalents, which will be paid in cash only if and when such awards vest.

X
Excise Tax Gross-Ups for Participants in the 2022 CIC Plan.
The 2022 CIC Plan provides that no excise or other tax gross-ups will be paid under the plan, and that severance benefits will be available only upon voluntary termination of employment for "good reason" by a participating officer or for termination without "cause" by Arcosa within six months prior to and in connection with a "change in control" or within two years following a "change in control." For a discussion of the 2022 CIC Plan, see "Other Compensation Plans" and "Potential Payments upon Termination or Change in Control."

X	Employment Contracts. None of the Named Executive Officers or senior officers have employment contracts.
Compensation Approach and Benchmarking
COMPENSATION APPROACH
The HR Committee, in consultation with management and its Compensation Consultant, oversees our executive compensation philosophy and reviews and approves compensation for our NEOs and other key executives, with the exception of the CEO. The independent directors of the Board approve the CEO’s compensation following a review and recommendation by the HR Committee.
The HR Committee retained the Compensation Consultant who provides guidance on executive compensation-related matters and who performs an annual total compensation study. The Compensation Consultant provides compensation benchmarking information (the “Peer Survey Data”) for our NEOs and other key executives from peer group companies (the “Peer Group”). After evaluating the Peer Survey Data, our CEO discusses with the HR Committee his evaluation of each NEO and other key executives, excluding himself. The Compensation Consultant’s analyses, along with the CEO’s compensation recommendations for each NEO and other key executives, are presented to the HR Committee for consideration and approval in determining NEO and other key executive compensation. The HR Committee, following a review and in consultation with the Compensation Consultant, recommends the CEO’s compensation to the independent directors of the Board for their approval.
The HR Committee generally targets the total target compensation of the NEOs and other key executives within a competitive range around the median of the Peer Survey Data. The HR Committee considers the targeted range and develops a total target compensation amount for each NEO and other key executives using the objectives described above and the Peer Survey Data as general guidelines. The HR Committee considers additional internal and external factors when making individual compensation decisions, including overall experience and future potential, individual performance, internal reporting structure, internal equity, and our overall pay objectives. This approach supports our philosophy of driving performance and accountability.
BENCHMARKING AND PEER SURVEY DATA FOR 2022 COMPENSATION
We engaged the Compensation Consultant to assist in designing our executive compensation program, including review of our compensation benchmarking Peer Group. In September 2021, the HR Committee, with the assistance of the Compensation Consultant, reviewed our Peer Group for use in benchmarking 2022 compensation. The Compensation Consultant used regression analysis to provide size-adjusted market data for a company of our revenue size to the HR Committee. The Peer Group was developed based on the following attributes:

28

Executive Compensation	Table of Contents

Industry	Companies that operate in a similar industry
6
Growth Profile	Similar revenue size (0.3 to 3.0 times the size of Arcosa)
6
Executive Positions	Similar positions in breadth, complexity, and scope of responsibility
6
Talent	Competition for executive talent

Based on these attributes, in September 2021, the HR Committee, with the advice of the Compensation Consultant, approved the following Peer Group of 26 companies (with such companies having a median revenue of $1.6 Billion):

Arcosa Peer Companies

Astec Industries, Inc.	Flowserve Corporation	SPX FLOW, Inc.
AZZ Inc.	Forterra, Inc.	Summit Materials, Inc.
Barnes Group, Inc.	Gibraltar Industries, Inc.	The Greenbriar Companies, Inc.
Carpenter Technology Corporation	Graco Inc.	TriMas Corporation
Chart Industries, Inc.	Granite Construction Incorporated	U.S. Concrete, Inc.
Commercial Metals Company	ITT Inc.	Valmont Industries, Inc.
Eagle Materials, Inc.	Kirby Corporation	Vulcan Materials Company
Enerpac Tool Group Corp.	Martin Marietta Materials, Inc.	Watts Water Technologies, Inc.
EnPro Industries, Inc.	Nordson Corporation

The Peer Survey Data includes data from each company named in the Peer Group for base salary, target annual and long-term incentive compensation, and total target compensation obtained from the Aon Hewitt Total Compensation Measurement Survey, as well as public filings.
In December 2021, the HR Committee reviewed benchmarking analyses for each NEO and other key executives based on the Peer Survey Data in developing 2022 total compensation consisting of base salaries, annual incentive compensation, and long-term incentive compensation. As a point of reference, when available for the NEOs, the Compensation Consultant also provided the HR Committee with the most recently available proxy disclosure data for the 2022 Peer Group.

29

Executive Compensation	Table of Contents
Components of Compensation
In 2022, the three primary components of an executive's total target direct compensation were base salary, annual incentive compensation, and long-term incentive compensation, each as described below:

	COMPONENT	PURPOSE		DESIGN
FIXED				Reviewed at least annually to consider changes in responsibility, experience, individual performance, and market competitiveness.
	Base Salary	CASH	Attract, retain, and motivate key executives by providing market-competitive fixed compensation

AT-RISK
Market competitive targets and goals established for executives:
•Specific financial metrics for Corporate and Group President Plans
•Accountability for Execution of Strategic Initiatives
There are no payouts when performance falls below
financial thresholds and there is a failure to execute
strategic initiatives.

	Annual Incentive Compensation	CASH	Short-term at risk pay designed to motivate achievement of annual performance goals across the entire organization and within business units in support of our strategic priorities

Our executives receive their LTI compensation in
two parts:
1. 60% of LTI in PBRSUs: Awards linked to achievement of Pre-Tax Return on Capital, Adjusted Cumulative Earnings per Share, and Total Shareholder Return relative to the performance of the S&P SmallCap 600 Index. Payouts in Arcosa Common Stock are made at end of a three-year performance period and can range from 0%-200% of target. No payouts if performance is below threshold.
2. 40% of LTI in time-based restricted stock units ("TBRSU"): Awards vest three years ratable, 1/3 each, May 2023, 2024, and 2025.

	Long-Term Incentive Compensation	EQUITY	Long-term at risk pay designed to balance short-term at risk pay, enhance alignment between executives and shareholders, support our strategic priorities and long-term shareholder value creation

2022 Annual Target Total Compensation Mix
Consistent with our pay-for-performance philosophy, a significant portion of an executive’s total compensation opportunity (including that of each of the NEOs) is weighted toward performance-based pay and components we believe align with the interests of our shareholders. Our AIP and the PBRSUs component of the LTI award opportunities are considered performance-based pay because the payout of these awards is dependent on the achievement of specified performance goals. The remaining portion of the LTI award, the TBRSUs, while retentive in nature, also align with our performance as the final value realized is based on our share price.
For our CEO and our other NEOs, on average, the charts below show the percentage of 2022 target total direct compensation allocated to each compensation element as well as the amount of target compensation that is at risk. We consider

30

Executive Compensation	Table of Contents
compensation to be at risk if it is subject to achievement of performance goals and/or the value received is dependent on our stock price.

CEO: 84% at Risk*

Other Named Executive Officers: 67% at Risk*

■ PBRSU	■ TBRSU	■ AIP	■ Base
* Charts above reflect an approximation of the 2022 annual target total compensation mix.
2022 Annual Target Total Compensation Opportunities
The following table depicts 2022 target total compensation opportunities for the NEOs based on their target compensation in effect on December 31, 2022:

Named Executive Officer	Annual Base Salary Rate ($)	Annual Incentive Plan Target Award ($)	Long-Term Incentive Plan Target Award ($)	Total ($)

Antonio Carrillo	925,000	1,017,500	3,700,000	5,642,500
Gail M. Peck	485,000	339,500	775,000	1,599,500
Kerry S. Cole	463,500	324,450	602,550	1,390,500
Jesse E. Collins, Jr.	407,000	284,900	530,000	1,221,900
Reid S. Essl	491,500	344,050	640,000	1,475,550
Bryan P. Stevenson	440,000	264,000	440,000	1,144,000
2022 Annual Compensation Determination
Individual base salaries and incentive targets for the NEOs and other key executives are established based on the breadth, complexity, and scope of their responsibilities, individual prior performance, experience, internal equity considerations, and market pay data.
In December 2021, the HR Committee, working with management and the Compensation Consultant, reviewed market compensation data, including the Peer Survey Data, to determine 2022 compensation for each of the NEOs and other key executives. The HR Committee reviewed and adjusted the NEOs’ 2022 base salaries and AIP and LTI award levels after consideration of the median of the Peer Group for their respective positions, performance, previous salary changes, experience, and other factors. The components of total target compensation for 2022 set forth below reflect our pay-for-performance philosophy.

31

Executive Compensation	Table of Contents
BASE SALARY
The HR Committee establishes base salaries to attract, motivate, and retain key executives by providing a consistent level of pay that appropriately compensates each executive for the breadth, complexity, and scope of responsibility inherent in his or her r position.
The following chart reflects the adjustments made to each NEO’s base salary for 2022:

Named Executive Officer	2021 Annual Base Salary Rate ($)	% Change	2022 Annual Base Salary Rate ($)

Antonio Carrillo	925,000	0%	925,000
Gail M. Peck(1)	425,000	14%	485,000
Kerry S. Cole	463,500	0%	463,500
Jesse E. Collins, Jr.	391,400	4%	407,000
Reid S. Essl	463,500	6%	491,500
Bryan P. Stevenson	414,750	6%	440,000
(1) The HR Committee made a larger percentage adjustment to the base salary of Ms. Peck reflecting her growth and experience in the position since her appointment as CFO in 2021 and to establish her salary level more in line with the median salary level of other CFOs within the Peer Group.
ANNUAL INCENTIVE COMPENSATION
The HR Committee selects performance metrics, performance goals, and other elements of annual incentive compensation with the objective of placing management’s focus on appropriate operational and financial objectives consistent with our annual operating plan. The HR Committee believes that there should be clear accountability for the performance of one’s business group. As a result, under our AIP, the group president NEOs are compensated primarily upon the results of their respective group of businesses, whereas the corporate NEOs are compensated primarily upon the results of the enterprise. The HR Committee recognized our focus on generating free cash flow for the business by re-introducing a working capital metric to each of the AIP plans.
Under our AIP, the HR Committee may choose to, among other things, (i) modify or discontinue annual incentive compensation at any time; (ii) increase or decrease an NEO’s annual incentive compensation on a discretionary basis; and (iii) recoup all or any portion of annual incentive compensation under circumstances where Arcosa restates its financial statements. The HR Committee may remove any unusual or infrequently occurring or non-recurring items of income or expense from the calculation of financial goal attainment and incentive compensation.
The HR Committee approved the following financial metrics and performance targets for the AIP for each of the NEOs to incentivize performance:

Corporate Plan (CEO, CFO, CLO)		Group President Plans (3 Group Presidents)
Performance Metric	Weighting	Performance Metric	Weighting
Enterprise Adjusted EBITDA	60%	Group Adjusted EBITDA	60%
Enterprise Working Capital Days	20%	Group Working Capital Days	20%
Execution of Strategic Initiatives	20%	Execution of Strategic Initiatives	20%
2022 payouts are calculated from the actual performance of Arcosa, at the enterprise level and at the group level, with respect to measurement of the Adjusted EBITDA and Working Capital Days. In determining the Execution of Strategic Initiatives metric, the HR Committee considered the holistic evaluation of management in the overall performance of the enterprise with

32

Executive Compensation	Table of Contents
respect to the execution of our goals of (i) improvements in ESG initiatives, (ii) improvements in safety across Arcosa, and (iii) growth of the businesses.
The HR Committee approved the following 2022 target AIP opportunities for each NEO based on such officer’s position. These target opportunities are set forth in the table below:

	2021		2022

Named Executive Officer	Target Annual Incentive Opportunity ($)(1) (2)	% of Annual Base Salary Rate	Target Annual Incentive Opportunity ($)	% of Annual Base Salary Rate

Antonio Carrillo	925,000	100%	1,017,500	110%
Gail M. Peck	284,750	67%	339,500	70%
Kerry S. Cole	309,000	67%	324,450	70%
Jesse E. Collins, Jr.	257,500	66%	284,900	70%
Reid S. Essl	304,934	66%	344,050	70%
Bryan P. Stevenson	236,250	57%	264,000	60%
(1) Ms. Peck's 2021 AIP target opportunity was adjusted with her promotion to CFO, with the payout being made on a pro-rata basis from the date of adjustment.
(2) Mr. Essl's AIP target opportunity was adjusted from the January 1, 2021 target as a result of his salary increase in June 2021, with the payout being made on a pro-rata basis from the date of adjustment.

The HR Committee approved for Messrs. Carrillo and Stevenson, and Ms. Peck the following financial metrics and actual results for 2022, evaluated at an enterprise level and adjusted to provide parity after the Storage Tanks divestiture:

Corporate AIP	Metric Weight	Threshold	Target	Maximum	2022 Actual	2022 Payout %	Weighted Payout

Enterprise Adjusted EBITDA ($M)	60%	$210.5	$280.3	$350.0	$325.1	164%	98%
Enterprise Working Capital Days	20%	84	76	69	79	63%	13%
Execution of Strategic Initiatives(1)	20%	0%	100%	150%	150%	150%	30%
Total							141%
(1) Execution of Strategic Initiatives is evaluated at the discretion of the HR Committee.

The HR Committee approved for Mr. Essl the following financial metrics and actual results for 2022, evaluated primarily based on the performance of the Natural Aggregates, Recycled Aggregates, and Specialty Materials businesses:

Group President Plan A (Reid Essl)	Metric Weight	Threshold	Target	Maximum	2022 Actual	2022 Payout %	Weighted Payout

Group Adjusted EBITDA ($M)	60%	$136.2	$181.6	$226.9	$178.4	93%	56%
Group Working Capital Days	20%	91	83	75	87	50%	10%
Execution of Strategic Initiatives(1)	20%	0%	100%	150%	150%	150%	30%
Total							96%
(1) Execution of Strategic Initiatives is evaluated at the discretion of the HR Committee.

33

Executive Compensation	Table of Contents
The HR Committee approved for Mr. Cole the following financial metrics and actual results for 2022, evaluated primarily based on the performance of the Utility Structures, Traffic and Telecom Structures, Marine Products, and Storage Tanks businesses and adjusted to provide parity after the Storage Tanks divestiture:

Group President Plan B (Kerry Cole)	Metric Weight	Threshold	Target	Maximum	2022 Actual	2022 Payout %	Weighted Payout

Group Adjusted EBITDA ($M)	60%	$73.8	$98.9	$123.9	$137.1	200%	120%
Group Working Capital Days	20%	79	72	65	80	—%	—%
Execution of Strategic Initiatives(1)	20%	0%	100%	150%	150%	150%	30%
Total							150%
(1) Execution of Strategic Initiatives is evaluated at the discretion of the HR Committee.

The HR Committee approved for Mr. Collins the following financial metrics and actual results for 2022, evaluated primarily based on the performance of the Steel Components, Wind Towers, and Shoring Products businesses:

Group President Plan C (Jesse Collins)	Metric Weight	Threshold	Target	Maximum	2022 Actual	2022 Payout %	Weighted Payout

Group Adjusted EBITDA ($M)	60%	$29.7	$39.6	$49.5	$45.4	159%	95%
Group Working Capital Days	20%	67	61	55	45	200%	40%
Execution of Strategic Initiatives(1)	20%	0%	100%	150%	150%	150%	30%
Total							165%
(1) Execution of Strategic Initiatives is evaluated at the discretion of the HR Committee.
For the Adjusted EBITDA and Working Capital Days component, performance at the target level resulted in 100% payout of the target award at the respective metric weighted percentage, performance below the minimum threshold level resulted in no payout, and performance above the maximum level was capped at a maximum total payout of 200% of the target award at the respective metric weighted percentage. The amount of incentive compensation earned with respect to these components was linearly interpolated for performance falling between the specified performance levels. With respect to the Execution of Strategic Initiatives component, performance was evaluated holistically at the enterprise level at the discretion of the HR Committee. Performance at the target level resulted in 100% payout of the target award at the metric weighted percentage, and performance above the maximum level was capped at a maximum total payout of 150% of the target award at the metric weighted percentage. When combining each of the components of the AIP, actual payouts for 2022 could range from 0%-190% of the target.
In February 2023, the HR Committee evaluated the Company's performance and certified 2022 actual results in accordance with the predefined performance metrics and targets under the AIP. With respect to the Execution of Strategic Initiatives, management recommended and the HR Committee approved a payout of 150%, taking into account the success in executing the following: portfolio simplification with the divestiture of the Storage Tanks business, continued expansion of the growth of the businesses, advancing ESG-related goals, including establishing 5-year GHG emissions goals, improvement in gender and ethnic diversity metrics, and continued progress with the ARC 100 Safety Program.
Based on our actual performance and the review of the Execution of Strategic Initiatives, the HR Committee approved the following 2022 award payouts for the NEOs:

34

Executive Compensation	Table of Contents

Named Executive Officer	2022 Annual Incentive Compensation Total Payout

	%	($)

Antonio Carrillo	141%	$1,434,675
Gail M. Peck	141%	$478,695
Kerry S. Cole	150%	$486,675
Jesse E. Collins, Jr.	165%	$471,225
Reid S. Essl	96%	$329,600
Bryan P. Stevenson	141%	$372,240
2022 LONG-TERM INCENTIVE COMPENSATION
LTI compensation opportunities are a key part of the total target compensation for our NEOs. The LTI program objectives are to:

Support a strong performance-based culture.	Align executives’ interests with those of shareholders.

Attract and retain key leaders and other participants through the use of equity programs.	Maintain a well-defined line of sight between performance and award.

The NEOs' 2022 LTI awards consist of 60% PBRSUs for the performance period January 1, 2022 through December 31, 2024 and 40% TBRSUs. The 2022 LTI award opportunity details are as follows.
Performance-Based Restricted Stock Units. 60% of each NEO’s target 2022 LTI award opportunity is made in the form of PBRSUs, which will not vest unless the performance metric is met. The awarding of PBRSUs is designed to (i) increase the visibility of the long-term incentive performance goals for the program’s participants, (ii) align their efforts toward achieving these goals, and (iii) reinforce pay-for-performance philosophy through settlement of awards following the end of the relevant performance period. These units are non-voting and do not receive dividends or dividend equivalents during the performance period. The HR Committee approves performance targets and payout ranges at the beginning of the 3-year performance period. Our actual performance during the performance period determines the number of PBRSUs that will be ultimately earned following the end of the performance period. After the HR Committee certifies the actual results of the performance period, the earned PBRSUs are settled in shares of Common Stock upon the vesting date.
For the 2022-2024 performance period, the HR Committee introduced a Total Shareholder Return component for the PBRSUs. 20% of the PBRSUs will be based on the performance of our Total Shareholder Return relative to the performance of the S&P SmallCap 600 Index. Introducing the Total Shareholder Return component to the program further aligns management's interest with those of the shareholders. With this addition, the HR Committee approved the following company-wide performance metrics and weighting for the PBRSUs to incentivize long-term growth of shareholder value:

35

Executive Compensation	Table of Contents

Weighting of Total Performance-Based Equity Award
Average Pre-Tax Return on Capital	40%
Cumulative Adjusted Earnings per Share	40%
Relative Total Shareholder Return	20%
The awards will settle in May 2025 following determination of results of the 2022-2024 performance period. Each NEO may receive from 0% to 200% of the target PBRSUs based on actual performance against the target levels set by the HR Committee. The NEOs will earn 0% of the target value if the threshold performance level is not achieved. For performance falling between the specified levels, the amount of PBRSUs earned will be interpolated accordingly between the specified performance levels.
Time-Based Restricted Stock Units. 40% of the target 2022 LTI award opportunity was made in the form of TBRSUs to promote long-term executive retention and alignment with shareholders. The TBRSUs vest 33⅓% on each of May 15, 2023, 2024, and 2025 if the NEO remains continuously employed by Arcosa through such date. All TBRSUs are non-voting and provide for dividend equivalent units payable in cash, which will vest on the same schedule as the corresponding TBRSUs.

The 2022 target LTI award opportunity for each NEO was set as a specified target dollar value as set forth below. The number of TBRSUs and PBRSUs awarded to the NEOs in May 2022 was calculated by dividing the target value for each NEO by our closing stock price on the grant date of May 3, 2022, which was $54.86 per share.

Named Executive Officer	Target Value of Time-Based Restricted Stock Units ($)	Target Value of Performance-Based Restricted Stock Units ($)	Total Target Value of LTI Award ($)

Antonio Carrillo	1,480,000	2,220,000	3,700,000
Gail M. Peck(1)	310,000	465,000	775,000
Kerry S. Cole	241,020	361,530	602,550
Jesse E. Collins, Jr.	212,000	318,000	530,000
Reid S. Essl	256,000	384,000	640,000
Bryan P. Stevenson	176,000	264,000	440,000
1.The HR Committee made a larger percentage adjustment to Ms. Peck’s 2022 LTI award to reflect her growth and experience in the position since her appointment as CFO in 2021 and to establish her total compensation more in line with the median level of other CFOs within the Peer Group.
2020-2022 PERFORMANCE-BASED RESTRICTED STOCK UNITS
In May 2020, each of the NEOs received an annual LTI award opportunity, which included a grant of 2020-2022 PBRSUs. The payout of these units is based on Arcosa’s Average Pre-Tax Return on Capital and Cumulative Adjusted Earnings Per Share. In March 2023, the HR Committee approved the 2020-2022 performance period as detailed below.

36

Executive Compensation	Table of Contents
* See Annex A for a reconciliation of Non-GAAP measures to the most comparable GAAP measures.
These 2020-2022 PBRSUs will settle upon vesting in May 2023, resulting in a payout of 164% of target as illustrated below.

	Arcosa 2020-2022 Performance-Based Restricted Stock Units

Named Executive Officer	Target Units		Payout Percentage		Final Unit Payout

Antonio Carrillo	61,189	×	164%	=	100,350
Gail M. Peck	3,497	×	164%	=	5,735
Kerry S. Cole	8,654	×	164%	=	14,193
Jesse E. Collins, Jr.	7,308	×	164%	=	11,985
Reid S. Essl	7,308	×	164%	=	11,985
Bryan P. Stevenson	6,731	×	164%	=	11,039
Other Compensation Plans
POST-EMPLOYMENT BENEFITS
Our retirement and savings compensation plans are designed to assist executives in the transition from active employment. The HR Committee believes these plans assist in recruiting and retaining senior executives and facilitate employment transition. Our retirement and savings compensation plans, as amended, consist of the following:
•Arcosa, Inc. 401(k) Plan (the “401(k) Plan”) - a voluntary, tax qualified, defined contribution plan that covers most of Arcosa’s employees, including the NEOs and includes a dollar-for-dollar Company-matching contribution of up to six percent of the participant’s eligible pay for each payroll period, consistent with market terms.
•Arcosa, Inc. Deferred Compensation Plan (the “Deferred Compensation Plan”) - a plan for highly compensated employees, including the NEOs, allowing them to defer a portion of their base pay and annual incentive in accordance with the Deferred Compensation Plan.
CHANGE IN CONTROL SEVERANCE PLAN
On March 3, 2022, our Board approved the 2022 CIC Plan. The 2022 CIC Plan replaced the 2018 CIC Plan that expired under its own terms on December 6, 2021. By entry into the 2022 CIC Plan, Arcosa’s Board continues to believe it is appropriate to

37

Executive Compensation	Table of Contents
reinforce and encourage the attention and dedication of members of Arcosa’s senior management to the interests of shareholders without distraction in potential circumstances arising from the possibility of a change in control of Arcosa.
Each of the NEOs entered into a participation agreement under the 2022 CIC Plan upon which such officer became subject to the 2022 CIC Plan and any prior individual change in control agreements were terminated. The 2022 CIC Plan has a three-year term that automatically renews with one-year extensions unless notice of termination is otherwise provided.
The 2022 CIC Plan contains a “double trigger” provision that requires both a change in control of Arcosa and a qualifying termination of the NEO’s employment before compensation will be paid under the 2022 CIC Plan or for acceleration of equity awards that are granted after December 6, 2018. Pursuant to the 2022 CIC Plan, if an NEO’s employment is terminated by Arcosa without “Cause” or by the participant for “Good Reason,” in each case, within six months prior to and in connection with a "Change in Control" or within two years following a “Change in Control” (each, as defined in the 2022 CIC Plan), then:
•the NEO will receive a lump-sum cash severance payment equal to (i)(x) the sum of the NEO’s annual base salary and target annual incentive bonus, or, if higher and the Change in Control or date of termination occurs more than six months into a fiscal year, the annual incentive bonus payable on actual performance multiplied by (y) three for the Chief Executive Officer, two for the Chief Financial Officer, the Chief Legal Officer, and group presidents, and one and a half for all other participants; plus (ii) a prorated annual incentive bonus for the year in which the termination occurs based on target performance;
•all then-outstanding and unvested equity awards that were granted on or after December 6, 2018 will become 100% vested;
•all benefits under any then-outstanding deferred compensation arrangements will become 100% vested; and
•for 24 months following the NEO’s termination, (i) the NEO will continue to receive medical, dental, vision, health, and life insurance benefits no less favorable than were provided prior to termination, provided that such coverage will cease if the NEO obtains comparable coverage under a subsequent employer’s benefit plan; and (ii) the NEO will receive executive level outplacement services, up to a maximum of $15,000.
The NEOs are required to execute a release in favor of Arcosa in exchange for receiving 2022 CIC Plan benefits. Pursuant to the 2022 CIC Plan, each NEO is subject to non-competition, non-solicitation, and non-recruitment covenants for 12 months following termination of employment, as well as confidentiality obligations and non-disparagement covenants that survive indefinitely.
The 2022 CIC Plan does not include excise tax gross ups. In the event payments under the 2022 CIC Plan would trigger the “golden parachute” excise tax under Sections 280G and 4999 of the Code, such payments will be reduced if such reduction would result in a greater after-tax benefit to the NEO.
Arcosa considers the compensation payable under the 2022 CIC Plan upon specified events of termination following a Change in Control to be appropriate in light of the unique mix of the industries in which it is engaged, the limited number of companies in many of those industries, and the uncertain length of time necessary to find new employment. The level of payments and benefits provided under the 2022 CIC Plan are considered appropriate. These benefits are recognized as part of the total compensation package and are reviewed periodically but may not be specifically considered by the HR Committee when making changes in base salary, annual incentive compensation, or long-term incentive compensation.
The Change in Control severance benefits are discussed in the Compensation of Executives section under “Potential Payments Upon Termination or Change in Control.” Arcosa does not have severance agreements with NEOs other than in connection with the 2022 CIC Plan.
HEALTH AND WELFARE BENEFITS
The Arcosa-supported medical plan, life insurance, long-term disability plan, employee-paid dental, vision, critical illness insurance, and supplemental life insurance are substantially similar for the NEOs as for all full-time employees. Arcosa does not provide health benefits to retirees.

38

Executive Compensation	Table of Contents
Tax and Accounting Implications of Executive Compensation
Section 162(m) of the Code limits the federal income tax deduction for public corporations to $1.0 million per year for compensation paid in any fiscal year to the NEOs. The HR Committee will establish executive compensation arrangements that it believes are in the best interests of Arcosa and our shareholders, even if those arrangements are not fully deductible under Section 162(m).
Arcosa recognizes the compensation expense for all equity awards made to employees and directors, including stock options, stock appreciation rights and other awards, in our financial statements based on the principles of ASC Topic 718.
DEFINITION OF NON-GAAP AND OTHER PERFORMANCE MEASURES USED IN THE CD&A
The following sets forth the definitions of the non-GAAP and other performance measures that were approved by the HR Committee in establishing performance levels under our incentive plans. In determining final awards, the HR Committee retains the discretion to make adjustments for incentive plan purposes to eliminate the impact (positive or negative) of items that the HR Committee deems are appropriate:
•Adjusted Earnings Per Share: reported diluted earnings (loss) per share from continuing operations before extraordinary adjustments to asset values (gains or losses), asset impairment charges, material restructuring/reorganization expenses, gains or losses on extraordinary dispositions, gain or losses from currency translation adjustments, acquisition or divestiture-related gains/losses or expenses (including transaction and separation expenses, and purchase price accounting adjustments), expenses to comply with COVID-related policies or regulations, any changes to federal, state, or local tax laws that impact the Company's tax liability, the impact of changes in accounting rules, in each case as approved by the HR Committee, and any other adjustments the HR Committee deems appropriate.
•Adjusted Accounts Payable: an internal financial measure used for compensation purposes defined as Accounts Payable from our balance sheet, net of certain prepaid expenses.
•Cost of Sales: an internal financial measure used for compensation purposes having the same meaning as Cost of Revenues from our income statement.
•Cumulative Adjusted Earnings Per Share: the sum of the Adjusted Earnings Per Share for each year in the three-year performance period.
•Days Sales Outstanding: an internal financial measure used for compensation purposes meaning outstanding AR Trade, Net (5 Quarter Average) / 2022 Net Outside Sales x 365.
•Days Inventory: an internal financial measure used for compensation purposes meaning Net Inventory (5 Quarter Average) / 2022 Cost of Sales x 365.
•Days Payable: an internal financial measure used for compensation purposes meaning Adjusted Accounts Payable (5 Quarter Average) / 2022 Cost of Sales x 365.
•Enterprise Adjusted EBITDA: enterprise operating income (loss) from continuing operations before interest, income taxes, depreciation, depletion, and amortization, extraordinary adjustments to asset values (gains or losses), asset impairment charges, material restructuring/reorganization expenses, gains or losses on extraordinary dispositions, gains or losses from currency translation adjustments, acquisition or divestiture-related gains/losses or expenses (including transaction expenses and purchase price accounting adjustments), expenses to comply with COVID-related policies or regulations, the impact of changes in accounting rules, any changes to federal, state, or local tax laws that impact the Company's tax liability, in each case as approved by the HR Committee, and any other adjustments the HR Committee deems appropriate.
•Execution of Strategic Initiatives: measured holistically by progress in ESG initiatives, improvements in safety across Arcosa, and growth in the businesses.
•Group Adjusted EBITDA: group operating income (loss) from continuing operations before interest, income taxes, depreciation, depletion, and amortization, extraordinary adjustments to asset values (gains or losses), asset impairment charges, material restructuring/reorganization expenses, gains or losses on extraordinary dispositions, gains or losses from

39

Executive Compensation	Table of Contents
currency translation adjustments, acquisition or divestiture-related gains/losses or expenses (including transaction expenses and purchase price accounting adjustments), expenses to comply with COVID-related policies or regulations, the impact of changes in accounting rules, any changes to federal, state, or local tax laws that impact the Company's tax liability, in each case as approved by the HR Committee, and any other adjustments the HR Committee deems appropriate.
•Net Inventory: an internal financial measure used for compensation purposes having the same meaning as Inventories from our income statement.
•Net Outside Sales: an internal financial measure used for compensation purposes having the same meaning as Revenues from our balance sheet.
•Outstanding A/R Trade, Net: an internal financial measure used for compensation purposes defined as Receivables from our balance sheet, net of certain receivables related to income taxes and other items and advance billings.
•Pre-Tax Return on Capital: Adjusted EBITDA (as defined above) Divided by ((Current Assets – Current Liabilities + Current Portion of Long-Term Debt) + Net Plant, Property and Equipment). Balance Sheet items will be calculated using an average of 5 points (Beginning of Q1, End of Q1, End of Q2, End of Q3, and End of Q4).
•Total Shareholder Return: the annualized percent change in value from the beginning of the performance period to the end and including the reinvestment of dividends. A calendar-month average stock price measured at the beginning and the end of the performance period will be used.
•Working Capital Days: 5 Quarter Average (Days Sales Outstanding) + (Days Inventory) – (Days Payable).

40

Executive Compensation	Table of Contents
Human Resources Committee Report
We have reviewed and discussed with management the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K and, based on such review and discussions, we recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.
Human Resources Committee:
Joseph Alvarado, Chair
Ronald J. Gafford
John W. Lindsay
Kimberly S. Lubel

41

Executive Compensation	Table of Contents
Compensation of Executives
SUMMARY COMPENSATION TABLE
The following table and accompanying narrative disclosure should be read in conjunction with “Compensation Discussion and Analysis” above, which sets forth the objectives of Arcosa’s executive compensation programs.
The “Summary Compensation Table” below summarizes the total compensation paid to or earned by each of the NEOs for the fiscal years ended December 31, 2022, 2021, and 2020, other than Ms. Peck, who became a NEO in 2021.

Name and Principal Position	Year	Salary ($)(1)	Stock Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(4)	All Other Compensation ($)(5)	Total ($)

Antonio Carrillo President and Chief Executive Officer	2022	925,000	3,943,232	1,434,675	622	19,267	6,322,796
	2021	925,000	3,679,401	1,008,250	1,340	18,363	5,632,354
	2020	875,000	3,463,309	1,058,750	1,552	43,492	5,442,103
Gail M. Peck Chief Financial Officer	2022	485,000	826,012	478,695	—	18,300	1,808,007
	2021	386,817	372,924	258,262	—	17,400	1,035,403
Kerry S. Cole Group President	2022	463,500	642,317	486,675	—	18,300	1,610,792
	2021	463,500	599,236	284,280	—	17,400	1,364,416
	2020	450,000	489,839	363,000	—	17,100	1,319,939
Jesse E. Collins, Jr. Group President	2022	407,000	564,960	471,225	—	18,300	1,461,485
	2021	391,400	467,170	272,950	—	17,400	1,148,920
	2020	380,000	413,633	232,500	—	17,100	1,043,233
Reid S. Essl Group President	2022	491,500	682,108	329,600	—	18,300	1,521,508
	2021	444,250	540,447	324,632	—	17,400	1,326,729
	2020	380,000	583,654	312,500	—	17,100	1,293,254
Bryan P. Stevenson Chief Legal Officer	2022	440,000	469,017	372,240	—	18,300	1,299,557
	2021	414,750	412,484	257,513	—	28,813	1,113,560
	2020	395,000	380,997	272,250	—	17,100	1,065,347

(1) Amounts deferred pursuant to the Deferred Compensation Plan in 2022 for Mr. Essl are also reported in the “Nonqualified Deferred Compensation Table” below.
(2) Amounts reflect the grant date fair value of awards of TBRSUs and PBRSUs granted in the fiscal year computed in accordance with ASC Topic 718. The policy and assumptions made in the valuation of share-based payments are contained in Note 13 of Item 8 of the 2022 Annual Report. Amounts for PBRSUs are included at target value. The potential maximum values (200% of target) for the 2022-2024 PBRSUs are for Messrs. Carrillo, $4,926,439; Cole, $802,523; Collins, $705,852; Essl, $852,152; and Stevenson, $585,942; and Ms. Peck, $1,031,996.
(3) Non-equity incentive plan compensation represents cash awards earned under the Company AIP based on specified performance goal achievements.
(4) Arcosa does not have a pension plan for its NEOs. For Mr. Carrillo, amounts represent the above market earnings from the interest rate equivalent on director fees previously earned as a non-employee director of our Former Parent and deferred under our Former Parent's deferred plan for director fees. See “Director Compensation Discussion.”
(5) Arcosa’s 401(k) Plan includes a dollar-for-dollar Company-matching contribution of up to six percent of the NEOs' eligible pay for each payroll period, with the total amount of such matching contribution capped at $18,300. For Mr. Carrillo, amounts in 2022 also include dividend equivalents on phantom stock units accrued in respect of deferred director fees previously earned as a director of our Former Parent prior to his April 2018 appointment as an officer of our Former Parent and CEO of Arcosa.

42

Executive Compensation	Table of Contents
GRANTS OF PLAN-BASED AWARDS
The following table summarizes the 2022 equity and non-equity plan-based awards granted to the NEOs.

		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(2)			Estimated Future Payouts Under Equity Incentive Plan Awards(3)			All Other Stock Awards Number of Shares of Stock or Awards (#)(4)	Grant Date Fair Value of Stock Awards ($)(5)
Name	Grant Date(1)	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)

Antonio Carrillo
AIP		—	1,017,500	1,933,250
Performance-Based RSUs	5/3/2022				—	40,468	80,936		2,463,219
Time-Based RSUs	5/3/2022							26,978	1,480,013
Gail M. Peck
AIP		—	339,500	645,050
Performance-Based RSUs	5/3/2022				—	8,477	16,954		515,998
Time-Based RSUs	5/3/2022							5,651	310,014
Kerry S. Cole
AIP		—	324,450	616,455
Performance-Based RSUs	5/3/2022				—	6,592	13,184		401,262
Time-Based RSUs	5/3/2022							4,394	241,055
Jesse E. Collins, Jr.
AIP		—	284,900	541,310
Performance-Based RSUs	5/3/2022				—	5,798	11,596		352,926
Time-Based RSUs	5/3/2022							3,865	212,034
Reid S. Essl
AIP		—	344,050	653,695
Performance-Based RSUs	5/3/2022				—	7,000	14,000		426,076
Time-Based RSUs	5/3/2022							4,667	256,032
Bryan P. Stevenson
AIP		—	264,000	501,600
Performance-Based RSUs	5/3/2022				—	4,813	9,626		292,971
Time-Based RSUs	5/3/2022							3,209	176,046
(1) The grant date of all stock awards is the date of the HR Committee meeting or Board meeting at which such award was approved.
(2) Represents the potential amounts payable under the 2022 AIP for attainment of specified performance goals. Actual amounts earned were paid in March 2023 and are disclosed in the 2022 Summary Compensation Table. Threshold, target, and maximum amounts each assume that the performance level was met for all applicable financial metrics. Performance below the minimum threshold results in no payout, and performance above the maximum level is capped at a maximum total payout of 190% of the target award. For performance falling between the specified levels, the amount earned will be interpolated accordingly. The performance metrics and targets used to determine the amounts of the awards paid are described above under “Compensation Discussion and Analysis.”
(3) Represents the potential number of PBRSUs of Arcosa that could be earned based on financial performance for 2022 through 2024. Actual amounts of PBRSUs will vest and settle in shares of Common Stock on May 15, 2025 based on attainment of performance goals. Awards will pay out between 0% to 200% of the target PBRSU based on actual performance against the performance levels set by the HR Committee. For performance falling between the specified levels, the amount of PBRSUs earned will be interpolated accordingly. The performance metrics and targets used to determine the amounts of the awards paid are described above under “Compensation Discussion and Analysis.”

43

Executive Compensation	Table of Contents
(4) Represents TBRSUs of Arcosa, of which 33 1/3% will vest on each of May 15, 2023, 2024, and 2025, if the NEO remains an employee on such date. TBRSUs accrue dividend equivalent units payable in cash, which vest on the same vesting schedule as the underlying award.
(5) The grant date fair value of the stock awards is calculated in accordance with ASC Topic 718.
DISCUSSION REGARDING SUMMARY COMPENSATION TABLE AND GRANTS OF PLAN-BASED AWARDS
In 2022, the NEOs were granted 40% of their respective target LTI compensation opportunity as TBRSUs. These awards were granted to reflect the HR Committee’s desire to incentivize the long-term commitment of key executives to build shareholder value. These TBRSUs vest over three years with 33 1/3% on each of May 15, 2023, 2024, and 2025, if the NEO remains an employee on such date. All TBRSUs are non-voting and provide for dividend equivalent units payable in cash, which will vest on the same schedule as the corresponding TBRSUs.
The remaining 60% of the NEO's target LTI compensation opportunity was granted in the form of PBRSUs for the 2022-2024 performance period based on three-year average Pre-Tax Return on Capital, Cumulative Adjusted Earnings Per Share, and Total Shareholder Return relative to the S&P SmallCap 600 Index. Each PBRSU earned will convert into either one share of Common Stock or the cash value of one share of Common Stock and vest on May 15, 2025. During the vesting period, recipients do not earn dividends on, and are not entitled to vote with respect to, the PBRSUs.
See "2022 Annual Compensation Determination—2022 Long-Term Incentive Compensation" under “Compensation Discussion and Analysis” above for a description of the terms of 2022 LTI compensation.
In the "Grants of Plan-Based Awards" table, the estimates for future payouts under the 2022 AIP awards represent potential payments of annual incentive compensation for 2022 based on achievement of specified performance metrics. See “2022 Annual Compensation Determination—Annual Incentive Compensation” under “Compensation Discussion and Analysis” above for a description of the 2022 AIP awards.
We have a 401(k) plan that permits employees to elect to set aside a portion of their compensation (subject to the maximum limit on the amount of compensation permitted by the Code to be deferred for this purpose) in a trust to pay future retirement benefits. For 2022, we matched up to 6% of the employee’s eligible compensation set aside for this purpose with the cumulative amount of our match capped at $18,300. See "Compensation Discussion and Analysis—Other Compensation Plans—Post-Employment Benefits."
OUTSTANDING EQUITY AWARDS AT YEAR-END
The following table summarizes as of December 31, 2022, for each NEO, the number of shares of unvested stock awards held in both Arcosa and Former Parent. The market value of the stock awards was based on the closing price of the Common Stock as of December 31, 2022, which was $54.34 for Arcosa (stock ticker “ACA”) and $29.57 for our Former Parent (stock ticker “TRN”).

44

Executive Compensation	Table of Contents

Name	Stock Awards

	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)		Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)

Antonio Carrillo	78,829	(1)	3,857,177	(1)	34,435	(3)	1,871,198	(3)
	100,350	(2)	5,453,019	(2)	40,468	(4)	2,199,031	(4)
Gail M. Peck	32,927	(1)	1,326,896	(1)	3,631	(3)	197,309	(3)
	5,735	(2)	311,640	(2)	8,477	(4)	460,640	(4)
Kerry S. Cole	31,474	(1)	1,289,207	(1)	5,608	(3)	304,739	(3)
	14,193	(2)	771,248	(2)	6,592	(4)	358,209	(4)
Jesse E. Collins, Jr.	7,432	(1)	403,855	(1)	4,372	(3)	237,574	(3)
	11,985	(2)	651,265	(2)	5,798	(4)	315,063	(4)
Reid S. Essl	30,630	(1)	1,284,661	(1)	5,058	(3)	274,852	(3)
	11,985	(2)	651,265	(2)	7,000	(4)	380,380	(4)
Bryan P. Stevenson	6,421	(1)	348,917	(1)	3,860	(3)	209,752	(3)
	11,039	(2)	599,859	(2)	4,813	(4)	261,538	(4)
(1) Represents the actual number of unvested restricted shares and TBRSUs at market value. Includes TRN awards that were granted by our Former Parent prior to the Separation, and corresponding Arcosa awards received in respect of such TRN awards through the Separation. The following table provides the vesting date of the awards:

Vesting Date	Antonio Carrillo		Gail M. Peck		Kerry S. Cole		Jesse E. Collins, Jr.		Reid S. Essl		Bryan P. Stevenson
	ACA (#)	TRN (#)	ACA (#)	TRN (#)	ACA (#)	TRN (#)	ACA (#)	TRN (#)	ACA (#)	TRN (#)	ACA (#)	TRN (#)

5/15/2023	30,242	—	4,408	4,000	5,301	2,000	3,885	—	6,622	2,000	3,424	—
6/7/2023	—	—	393	—	—	—	—	—	—	—	—	—
3/28/2024	—	—	—	—	666	2,000	—	—	—	—	—	—
5/15/2024	16,645	—	3,186	2,667	3,711	3,000	2,259	—	4,013	4,000	1,928	—
6/7/2024	—	—	393	—	—	—	—	—	—	—	—	—
5/15/2025	8,992	—	1,883	—	1,464	—	1,288	—	1,666	333	1,069	—
5/15/2026	—	—	1,111	3,333	666	2,000	—	—	111	333	—	—
5/15/2027	—	—	666	2,000	—	—	—	—	222	666	—	—
5/15/2028	—	—	1,333	4,000	666	2,000	—	—	666	2,000	—	—
5/15/2029	—	—	888	2,666	—	—	—	—	666	2,000	—	—
4/3/2033	—	—	—	—	—	—	—	—	666	2,000	—	—
4/3/2046	—	—	—	—	—	—	—	—	666	2,000	—	—
Qualifying termination(a)	5,736	17,214	—	—	—	—	—	—	—	—	—	—
Retirement(b)	—	—	—	—	2,000	6,000	—	—	—	—	—	—
(a) Outstanding deferred TBRSUs that have vested but will be converted to shares of Common Stock upon a qualifying termination event.
(b) Outstanding TBRSUs that will vest at retirement in accordance with the grant.

45

Executive Compensation	Table of Contents
(2) Represents the actual number of 2020-2022 PBRSUs that will vest and settle in shares of Common Stock on May 15, 2023 as certified by the HR Committee based on Arcosa's average Pre-Tax Return on Capital and Cumulative Adjusted Earnings Per Share for the performance period and the corresponding market value of such shares. See “Compensation Discussion and Analysis—2022 Annual Compensation Determination—2020-2022 Performance-Based Restricted Stock Unit Awards.”
(3) Represents the target number or value, as applicable, of 2021-2023 PBRSUs that could be earned if target financial performance goals are achieved. Actual amounts of PBRSUs will vest and settle in shares of Common Stock on May 15, 2024 based on Arcosa's average Pre-Tax Return on Capital and Cumulative Adjusted Earnings Per Share for the performance period. Awards will pay out between 0% to 200% of the target PBRSU based on actual performance against the performance levels set by the HR Committee. For performance falling between the specified levels, the amount of PBRSUs earned will be interpolated accordingly.
(4) Represents the target number or value, as applicable, of 2022-2024 PBRSUs that could be earned if target financial performance goals are achieved. Actual amounts of PBRSUs will vest and settle in shares of Common Stock on May 15, 2025 based on Arcosa's average Pre-Tax Return on Capital, Cumulative Adjusted Earnings Per Share, and Total Shareholder Return relative to the S&P SmallCap 600 Index for the performance period. Awards will pay out between 0% to 200% of the target PBRSU based on actual performance against the performance levels set by the HR Committee. For performance falling between the specified levels, the amount of PBRSUs earned will be interpolated accordingly. See “Compensation Discussion and Analysis—2022 Annual Compensation Determination—2022 Long-Term Incentive Compensation.”
STOCK VESTED IN 2022
The following table summarizes for the NEOs in 2022 the number of shares acquired upon the vesting of restricted stock and restricted stock units and the value realized, each before payout of any applicable withholding tax. No stock options were exercised in 2022. As of December 31, 2022, Arcosa had no stock options outstanding.

Name		Stock Awards

	Stock Ticker	Number of Shares Acquired on Vesting (#)(1)	Value Realized on Vesting ($)(2)

Antonio Carrillo	ACA	292,397	16,018,175
Gail M. Peck	ACA	11,408	595,926
	TRN	2,000	49,160
Kerry S. Cole	ACA	19,195	1,001,211
Jesse E. Collins, Jr.	ACA	17,851	931,108
Reid S. Essl	ACA	19,876	1,036,732
	TRN	667	16,395
Bryan P. Stevenson	ACA	16,371	853,911
(1) Shares vesting for Mr. Carrillo include 115,474 shares from his 2018 grant upon becoming CEO.
(2) The amounts shown are calculated based on the closing stock price of Common Stock on the date of vesting.
NONQUALIFIED DEFERRED COMPENSATION
The table below shows the contributions by the NEOs and Arcosa, the aggregate earnings on nonqualified deferred compensation in 2022, and the aggregate balance at year end under nonqualified deferred compensation plans of Arcosa. Arcosa does not provide matching contribution amounts under the Deferred Compensation Plan.

46

Executive Compensation	Table of Contents

Name	Executive Contributions in Last Fiscal Year ($)(1)	Aggregate Earnings in Last Fiscal Year ($)(2)	Aggregate Withdrawals/Distributions ($)	Aggregate Balance at Last Fiscal Year End ($)(3)

Antonio Carrillo	—	11,377	—	314,407
Gail M. Peck	—	(1,509)	—	598,874
Kerry S. Cole	—	(90,871)	—	373,668
Jesse E. Collins, Jr.	—	—	—	—
Reid S. Essl	62,450	(87,282)	—	386,377
Bryan P. Stevenson	—	—	—	—
(1) Salary and incentive compensation deferrals to the Deferred Compensation Plan. The amounts are also included in the “Salary” and/or “Non-Equity Incentive Plan Compensation” columns, as applicable, in the Summary Compensation Table for 2022.
(2) Represents earnings or losses in the Deferred Compensation Plan for Messrs. Cole and Essl, and Ms. Peck. For Mr. Carrillo, this column represents earnings in respect of deferred director fees previously earned as a director of our Former Parent.
(3) Includes salary and incentive compensation deferrals to, and Company matching amounts under, the Deferred Compensation Plan in the aggregate that are reported in the Summary Compensation Table for Mr. Essl, $54,676 in 2021 and $46,353 in 2020.
DEFERRED COMPENSATION DISCUSSION
For 2022, we had a deferred compensation plan for highly compensated employees who are limited as to the amount of deferrals allowed under our 401(k) Plan. Participants may elect to defer salary prior to the beginning of the fiscal year and annual incentive pay prior to the beginning of the year to which the incentive payments related. Participants chose from several mutual fund-like deemed investments. See "Compensation Discussion and Analysis—Other Compensation Plans."
Amounts are paid out immediately upon death. Upon termination of employment, amounts in the Deferred Compensation Plan are paid out beginning six months after termination of employment in lump sum or annual installments from one to twenty years according to election of the participant.
Potential Payments Upon Termination or Change in Control
DEATH, DISABILITY, OR RETIREMENT
Arcosa’s long-term disability plan provides all salaried employees, including the NEOs, with a disability benefit after six months of disability of 60% of base salary up to a maximum of $15,000 a month while disabled and until normal retirement at age 65, provided that the disability occurred prior to age 60. If the disability occurred at age 60 or older, the maximum benefit period will be based on the age at disability. Deferred compensation benefits that are payable upon termination are described under “Deferred Compensation Discussion.”
Equity awards held by the NEOs have no acceleration of vesting upon voluntary or involuntary termination, but vesting is accelerated on death or disability, and in some cases retirement. The Company AIP provides that in the event of death or disability, if the HR Committee so determines, the participant will be eligible to receive the pro rata portion of the participant’s AIP that would have been payable in such year. The Company AIP also provides that in the event of termination of employment for any other reason following the end of the performance period and prior to the date of actual payment, the HR Committee may pay the participant an amount not to exceed the amount earned.
The following table provides the dollar value of (i) accelerated vesting of equity awards and (ii) the payment of annual incentive compensation, in each case assuming each of the NEOs had been terminated by death, disability, or retirement on December 31, 2022. As of December 31, 2022, there were no outstanding stock options held by any of the NEOs.

47

Executive Compensation	Table of Contents

	Antonio Carrillo(1)	Gail M. Peck	Kerry S. Cole	Jesse E. Collins, Jr.	Reid S. Essl	Bryan P. Stevenson
	($)	($)	($)	($)	($)	($)

Death
Equity Awards(2)	8,572,286	1,755,022	1,994,010	992,265	1,915,484	876,304
AIP(3)	1,434,675	478,695	486,675	471,225	329,600	372,240
Total	10,006,961	2,233,717	2,480,685	1,463,490	2,245,084	1,248,544
Disability
Equity Awards(2)	8,572,286	1,755,022	1,994,010	992,265	1,915,484	876,304
AIP(3)	1,434,675	478,695	486,675	471,225	329,600	372,240
Total	10,006,961	2,233,717	2,480,685	1,463,490	2,245,084	1,248,544
Retirement
Equity Awards(2)	820,712	551,114	—	728,200	—	—
AIP(3)	1,434,675	478,695	486,675	471,225	329,600	372,240
Total	2,255,387	1,029,809	486,675	1,199,425	329,600	372,240
(1) Upon termination due to death, disability, or retirement, in addition to the amounts reflected in the table, Mr. Carrillo would also receive a cash payout for his cash balance under the Director Deferred Plan (as defined below), which represents fees earned and deferred while he served as a non-employee director of Former Parent. As of December 31, 2022, his accumulated cash balance in the Director Deferred Plan was $314,407.
(2) The market value of the outstanding ACA and TRN equity awards was based on the closing price of the Common Stock as of December 31, 2022, which was $54.34 for Arcosa and $29.57 for our Former Parent.
(3) Assumes payment at the discretion of the HR Committee of 2022 award payments under the AIP based on 2022 actual results.
CHANGE IN CONTROL
Each of the NEOs is currently a participant in the 2022 CIC Plan. For discussion of the 2022 CIC Plan, see "Compensation Discussion & Analysis - Other Compensation Plans - Change in Control Severance Plan." Pursuant to the terms of the 2022 CIC Plan, if the NEO’s employment was terminated by Arcosa without “Cause” (as defined below) or by the participant for “Good Reason” (as defined below), in each case, within six months prior to and in connection with or within two years following a “Change in Control” (as defined below), then equity awards granted on or after the date of the 2022 CIC Plan vest and benefits under the Deferred Compensation Plan and 401(k) Plan vest. In addition, the NEO would have received a lump-sum cash severance payment equal to (i)(x) the sum of the NEO’s annual base salary and target annual incentive bonus, multiplied by (y) three for the Chief Executive Officer, two for the Chief Financial Officer, the Chief Legal Officer, and group presidents, and one and a half for all other participants; plus (ii) a prorated annual incentive bonus for the year in which the termination occurs based on target performance. Pursuant to the terms of the 2022 CIC Plan, equity awards in existence prior to the 2022 CIC Plan vest upon a “Change in Control.”
“Cause” is generally defined as a participant’s (i) continued failure to satisfactorily perform his or her duties with Arcosa, failure to comply with Arcosa’s Code of Conduct and other written policies, willful failure to follow directions of the Board or his or her supervisor or manager, or any other willful act that likely will result in a materially negative effect to Arcosa, which, if curable, is not cured within thirty (30) days after notice thereof; (ii) fraud, theft, misappropriation embezzlement, dishonesty, or breach of fiduciary duty by the Participant; (iii) misappropriation of any corporate opportunity or otherwise obtaining personal profit from any transaction which is adverse to the interests of Arcosa or to the benefits of which Arcosa is entitled; (iv) the conviction of a crime that has caused or may be reasonably expected to cause material injury to Arcosa or any of its affiliates, or the conviction of a felony; or (v) willful misconduct which is injurious to Arcosa (monetarily or otherwise), which if curable, is not cured by the participant within thirty (30) days after of a written notice from Arcosa.
“Change in Control” is generally defined as (i) any other person or entity acquires beneficial ownership of 30% or more of Arcosa’s outstanding Common Stock, or the combined voting power over Arcosa’s outstanding voting securities unless the

48

Executive Compensation	Table of Contents
transaction resulting in the person becoming the beneficial owner of 30% or more of the combined voting power is approved in advance by Arcosa’s Board; (ii) incumbent directors cease for any reason to constitute at least a majority of the Board; (iii) a merger or consolidation of Arcosa or any of its subsidiaries with any other corporation, or an agreement for the sale or disposition by Arcosa of all or substantially all of Arcosa’s assets, subject to certain exceptions; or (iv) the stockholders approve a complete liquidation or dissolution of Arcosa.
“Good Reason” is generally defined as (i) a material diminution in the participant’s job title, responsibilities or duties; (ii) after the occurrence of a Change in Control, a material adverse change in the nature or scope of the authorities, powers, functions, responsibilities, or duties attached to the position(s) with Arcosa that the participant held immediately before the Change in Control; (iii) a reduction by Arcosa in the participant’s base salary, unless the reduction is a proportionate reduction of the compensation of the participant and all other senior officers of Arcosa as a part of a company-wide effort to enhance Arcosa’s financial condition; (iv) any action by Arcosa which would materially reduce the participant’s benefits, in the aggregate, under Arcosa’s benefit plans and incentive plans; (v) a change of more than fifty (50) miles from the location where the participant performs the majority of the participant’s job duties immediately prior to the Change in Control; or (vi) any material breach by Arcosa of any provision of the 2022 CIC Plan. The participant is required to provide Arcosa with an opportunity to remedy the Good Reason event prior to the participant submitting a notice of termination for Good Reason.
The following table provides the payments and benefits reflecting a Change in Control occurring on December 31, 2022, with each NEO's employment being terminated by Arcosa without Cause or for Good Reason on such date:

Name	Equity Awards ($)(1)	AIP ($)(2)	Cash Compensation ($)(3)	Continuation of Benefits ($)(4)	Total ($)

Antonio Carrillo(5)	11,252,416	1,017,500	5,827,500	52,034	18,149,450
Gail M. Peck	2,174,872	339,500	1,649,000	56,651	4,220,023
Kerry S. Cole	2,422,414	324,450	1,575,900	51,917	4,374,681
Jesse E. Collins, Jr.	1,353,609	284,900	1,383,800	48,732	3,071,041
Reid S. Essl	2,337,009	344,050	1,671,100	32,091	4,384,250
Bryan P. Stevenson	1,185,971	264,000	1,408,000	51,839	2,909,810
(1) Accelerated vesting of equity awards. The market value of the outstanding ACA and TRN equity awards was based on the closing price of the Common Stock as of December 31, 2022, which was $54.34 for Arcosa and $29.57 for our Former Parent.
(2) Payment of 2022 award under the AIP at target amount then in effect.
(3) Cash lump sum equal to the sum of base salary and target amount under the AIP both then in effect, multiplied by (i) three for the CEO, (ii) two for the CFO, the CLO, and group presidents, and (iii) one and a half for all other participants.
(4) Estimated cost of continuation for 24 months of medical, life, and other insurance benefits, and the maximum amount of outplacement services benefits.
(5) In addition to the amounts reflected in the table, Mr. Carrillo would also receive a cash payout for his cash balance under the Director Deferred Plan (as defined below), which represents fees earned and deferred while he served as a non-employee director of Former Parent. As of December 31, 2022, his accumulated cash balance in the Director Deferred Plan was $314,407.

49

CEO Pay Ratio	Table of Contents

CEO Pay Ratio
As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(u) of SEC Regulation S-K, Arcosa is providing the following information about the relationship of the median of the annual total compensation of its employees and the annual total compensation of Mr. Carrillo, the CEO.

2022 Compensation
CEO, Antonio Carrillo	$6,322,796
Median Employee	$66,348
Compensation Ratio	95:1
Arcosa used the following methodology, material assumptions, and adjustments to identify the median of the annual total compensation of all its employees and to determine the annual total compensation of the “original median employee” and to then select the median employee for 2022:
•Arcosa determined that, as of December 15, 2022, its employee population consisted of approximately 5,218 individuals working at Arcosa and its consolidated subsidiaries. This population consisted of full-time, part-time, seasonal, and temporary employees based on those individuals who were determined to be employees using the Code test. The Company chose December 15, 2022 as opposed to December 31, 2022 for administrative convenience as a result of year-end updates to HR systems.
•As permitted under SEC rules, Arcosa adjusted the employee population to exclude 15 Canadian employees (or less than 1% of the employee population), such that a total of 5,203 individuals were used in determining the original median employee. For Arcosa’s employees in Mexico, amounts were converted from Mexican pesos to U.S. dollars using the 2022 calendar year twelve-month average exchange rate.
•Arcosa determined each employee’s base salary and cash performance incentive compensation paid during 2022 as reflected in Arcosa payroll records. Arcosa identified its original median employee from its adjusted employee population based on this compensation measure.
•From our employee population, we used statistical sampling to collect additional compensation data for a group of employees who were paid within a relatively narrow range around our estimated median consistently applied compensation measure. From this group, we selected an employee who was reasonably representative of our workforce to be our median employee for 2022.
The ratio disclosed above is a reasonable estimate calculated in a manner consistent with Item 402(u) of SEC Regulation S-K. The specific dollar amounts used to determine the annual total compensation of the identified new 2022 “median employee” shown above are different from the actual compensation measure described above that was used to identify the “median employee” and may not be comparable to the ratio used at other companies. Arcosa is disclosing this ratio in accordance with SEC requirements.

50

Pay Versus Performance	Table of Contents

Pay Versus Performance
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of SEC Regulation S-K, Arcosa is providing the information below, including a table disclosing specified executive compensation and financial performance measures for the three most recently completed fiscal years.

	Summary Compensation Table Total to PEO ($)(1)	Compensation Actually Paid to PEO ($)(1)(5)	Average Summary Compensation Table Total to Non-PEO NEOs ($)(2)	Average Compensation Actually Paid to Non-PEO NEOs ($)(2)(6)	Value of Initial Fixed $100 Investment Based On:		Net Income ($)(4)	Company Selected Measure: Adjusted EBITDA ($)(7)
Year					Company TSR ($)	Peer Group TSR ($)(3)

2022	6,322,796	8,628,851	1,540,270	1,742,629	123	118	245,800,000	325,100,000
2021	5,632,354	6,069,101	1,041,392	811,732	119	141	69,600,000	283,300,000
2020	5,442,103	15,314,301	1,221,695	2,125,492	124	111	106,600,000	283,700,000
(1) Mr. Carrillo is the PEO, the principal executive officer, reflected in the columns above.
(2) The non-PEO named executive officers ("Non-PEO NEOs") reflected in the columns above represent Messrs. Beasley, Cole, Collins, Essl, and Stevenson for 2020; Messrs. Beasley, Cole, Collins, Essl, and Stevenson, and Ms. Peck for 2021; and Messrs. Cole, Collins, Essl, and Stevenson, and Ms. Peck for 2022. Note that in 2021, both Mr. Beasley and Ms. Peck were included in the average with Mr. Beasley's departure and Ms. Peck's appointment as CFO in June 2021 resulting in an overall lower average Summary Compensation Table (SCT) total and Compensation Actually Paid (CAP) paid to Non-PEO NEOs in 2021 due to the forfeiture of Mr. Beasley's 2021 award.
(3) The Peer Group is the S&P Small Cap 600 Index.
(4) 2022 Net Income as adjusted is $106.8M after the gain on the sale of the Storage Tanks business, net of taxes, and impact of acquisition and divestiture related expenses, net of taxes.
(5) The following table provides the Compensation Actually Paid (CAP) to the PEO in 2022, 2021, and 2020:

Year	Salary ($)	Bonus and Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Summary Compensation Total ($)	Deductions from SCT Total(a) ($)	Additions to SCT Total(b) ($)	Compensation Actually Paid (CAP) ($)

2022	925,000	1,434,675	19,267	6,322,796	(3,943,232)	6,249,287	8,628,851
2021	925,000	1,008,250	18,363	5,632,354	(3,679,401)	4,116,148	6,069,101
2020	875,000	1,058,750	43,492	5,442,103	(3,463,309)	13,335,507	15,314,301
(a) Represents the grant date fair value of equity-based awards each year.
(b) Reflects the value of equity calculated in accordance with the SEC methodology for determining CAP for each year shown. Details of each of the adjustments as required by item 402(v)(2)(iii)(C)(1)(i) – (vi) are shown in the table below. The 2020 CAP to PEO reflects the increase in value of the one-time equity grant made to Mr. Carrillo when he became CEO in 2018.

51

Pay Versus Performance	Table of Contents

PEO	2022 ($)	2021 ($)	2020 ($)

Year End Fair Value of Equity Awards Granted in the Year	4,347,961	3,456,718	7,136,620
Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards	1,184,598	(699,486)	6,155,892
Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	677,217	1,313,003	—
Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	—	—	—
Value of Dividends Paid on Stock Awards not Otherwise reflected in Fair Value or Total Compensation	39,511	45,913	42,995
Total Equity Award Adjustments	6,249,287	4,116,148	13,335,507
(6) The following table provides the average Compensation Actually Paid (CAP) to Non-PEO NEOs in 2022, 2021, and 2020:

Year	Salary ($)	Bonus and Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Summary Compensation Total ($)	Deductions from SCT Total(a) ($)	Additions to SCT Total(b) ($)	Compensation Actually Paid (CAP)(c) ($)

2022	457,400	427,687	18,300	1,540,270	(636,883)	839,242	1,742,629
2021	390,894	232,940	18,849	1,041,392	(398,710)	169,050	811,732
2020	411,000	308,650	17,100	1,221,695	(484,945)	1,388,742	2,125,492
(a) Represents the grant date fair value of equity-based awards each year.
(b) Reflects the value of equity calculated in accordance with the SEC methodology for determining CAP for each year shown. Details of each of the adjustments as required by item 402(v)(2)(iii)(C)(1)(i) – (vi) are shown in the table below.

Average Non-PEO NEOs	2022 ($)	2021 ($)	2020 ($)

Year End Fair Value of Equity Awards Granted in the Year	702,246	376,929	983,647
Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards	139,977	(9,091)	548,190
Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	(5,651)	125,005	(146,949)
Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	—	(326,582)	—
Value of Dividends Paid on Stock Awards not Otherwise reflected in Fair Value or Total Compensation	2,670	2,789	3,854
Total Equity Award Adjustments	839,242	169,050	1,388,742
(7) See Annex A for a reconciliation of Non-GAAP measures to the most comparable GAAP measures.

52

Pay Versus Performance	Table of Contents
Most Important Measures to Determine 2022 Compensation Actually Paid
We selected the following measures as the most important financial performance measures used by us to link compensation actually paid to Arcosa's performance. We identified Adjusted EBITDA as the "company selected measure," which represents the single most important financial measure. For additional discussion on how each of these measures impact the CAP for 2022, please see the discussion in our "Compensation Discussion and Analysis" in the "Annual Incentive Compensation" and "2022 Long-Term Incentive Compensation" sections.

Most Important Performance Measures
Adjusted EBITDA
Cumulative Adjusted Earnings Per Share
Pre-Tax Return on Capital
Total Shareholder Return
Working Capital
Company Selected Measure
Relationship Between CAP and Financial Measures
The following charts provide a graphical depiction of the relationship between the CAP and the selected financial measures in addition to the relationship between Arcosa and the Peer Group's TSR. The 2020 CAP for both the PEO and the Non-PEO NEOs in each of the charts reflect a significant increase in stock price year over year and an increase in the estimated performance of outstanding PBRSUs in 2020. The 2020 CAP to PEO also includes the increase in value of the one-time equity grant made to Mr. Carrillo when he became CEO in 2018. The 2021 CAP to Non-PEO NEOs reflects the forfeiture of Mr. Beasley’s 2021 stock award, causing a decrease in the average CAP for the Non-PEO NEOs for 2021.
*Measurement point for each year is as of December 31.

53

Pay Versus Performance	Table of Contents
* 2022 Net Income as adjusted is $106.8M after the gain on the sale of the Storage Tanks business, net of taxes, and impact of acquisition and divestiture related expenses, net of taxes.

54

Pay Versus Performance	Table of Contents

55

Proposal Two	Table of Contents

Proposal Two Advisory Vote to Approve Named Executive Officer Compensation

Arcosa's executive compensation program:	Arcosa seeks approval, on an advisory basis, from its shareholders of the compensation of its named executive officers as described in this Proxy Statement.
Encourages high levels of performance and accountability + Aligns interests of executives and shareholders + Links compensation to business objectives and strategies

As described in the "Compensation Discussion and Analysis," Arcosa’s executive compensation program (i) encourages high levels of performance and accountability, (ii) aligns the interests of executives with those of shareholders, and (iii) links compensation to business objectives and strategies.

This proposal provides shareholders the opportunity to approve or not approve Arcosa’s executive compensation program through the following resolution:

"RESOLVED, that the compensation paid to Arcosa’s Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and the related narrative discussion, is hereby approved."
Because this is an advisory vote, it will not be binding upon the Board. However, the HR Committee will take into account the outcome of the vote when considering future executive compensation arrangements. After the 2023 Annual Meeting, the next advisory vote to approve the compensation of the named executive officers will occur at the 2024 Annual Meeting of Shareholders unless the Board modifies its policy on the frequency of holding such advisory votes.

"FOR" The Board of Directors recommends that you vote FOR approval of this resolution.

56

Director Compensation	Table of Contents

Director Compensation
In December 2021, the G&S Committee conducted its annual review, pursuant to the G&S Committee Charter, of non-employee director compensation. Following a review of comparative market analysis provided by the Compensation Consultant, the G&S Committee determined no changes were necessary for non-employee director compensation for 2022.
The following table sets forth the components of 2022 compensation for our non-employee directors approved by the Board:

2022 Compensation Element	Amount ($)

Annual Cash Retainer for Non-Employee Directors	110,000
Annual Equity Award for Non-Employee Directors(1)	130,000
Annual Cash Fees
Non-Executive Chair Retainer Fee(2)	100,000
Chair of Governance and Sustainability Committee	15,000
Chairs of Audit and Human Resources Committees	20,000
Other Cash Fees
Board and Committee Additional Meeting Fee per meeting attended(3)	2,000
Ad hoc or special assignment work performed for or at the request of the CEO, per diem	2,000
(1) Number of shares is based on the closing stock price on the date of award. The annual equity award is granted following the Annual Meeting for continuing directors in the form of restricted stock with one-year cliff vesting or deferred restricted stock units that vest in one year but remain deferred until a qualifying termination of service from the Board, with the decision being made at the election of the individual director. Following the director's qualifying termination of services, vested deferred restricted stock units convert into shares of Common Stock equal to the number of units.
(2) The Non-Executive Chair Retainer Fee may be paid, at the Chair's election, in the form of cash or deferred restricted stock units.
(3) The Additional Meeting Fee is payable to members of the Board or members of Board committees for their attendance of each meeting attended, beginning with the second non-regularly scheduled meeting of the Board or its committees.
Non-employee directors may elect, pursuant to the Arcosa, Inc. Deferred Plan for Director Fees (the "Director Deferred Plan"), to defer the receipt of all or a specified portion of the cash retainers and fees to be paid to him or her. Deferred amounts are credited to an account on the books of Arcosa and treated as if invested either at an interest rate equivalent (5% in 2022) or, at the director’s prior election, in units ("phantom stock units") of the Common Stock at the closing price on the NYSE on the last day of the quarter following the date that a payment is credited to the director’s account. The phantom stock units are settled only in cash. Phantom stock units are credited with amounts equivalent to dividends paid on the Common Stock. Upon a qualifying termination, the value of the Director Deferred Plan account will be paid in cash to the director in a lump sum or in annual installments not exceeding ten years according to the director’s prior election.
Fees deferred pursuant to the Director Deferred Plan are credited to the director’s Director Deferred Plan account monthly. Fees that are not deferred pursuant to the Director Deferred Plan are paid in cash quarterly, in arrears.
Messrs. Carrillo, Gafford, and Rock participated in our Former Parent's deferred plan for director fees. In connection with the Separation, amounts accumulated under this plan were transferred to Arcosa's Director Deferred Plan and continue to be deferred until a qualifying termination under the Director Deferred Plan.
To further align our non-employee directors’ and shareholders’ interests, we require that the directors hold shares of our Common Stock in an amount equal to five times the annual Board retainer within five years of becoming a director. All of our directors have met or are on track to meet the ownership requirements.

57

Director Compensation	Table of Contents
Non-employee directors may also participate in Arcosa's matching gifts program on similar terms as our employees. Under the program, Arcosa matches contributions up to $5,000 per year, per director, to charitable organizations.
The following table summarizes the compensation paid by Arcosa to non-employee directors for the fiscal year ended December 31, 2022. Mr. Carrillo does not receive additional compensation for his services as a director of Arcosa.
DIRECTOR COMPENSATION TABLE

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)(4)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(5)	All Other Compensation ($)(6)	Total ($)

Joseph Alvarado	130,000	130,018	—	5,000	265,018
Rhys J. Best	210,000	130,018	—	5,000	345,018
Jeffrey A. Craig	123,333	130,018	—	—	253,351
Ronald J. Gafford	115,000	130,018	—	15,498	260,516
John W. Lindsay	110,000	130,018	—	6,465	246,483
Kimberly S. Lubel	110,000	130,018	—	5,000	245,018
Julie A. Piggott	110,000	130,018	219	5,000	245,237
Douglas L. Rock (3)	99,556	130,018	—	4,941	234,515
Melanie M. Trent	120,000	130,018	222	5,000	255,240
(1) Reflects the cash fees earned by directors for Board and committee service to Arcosa. Includes amounts deferred under the Director Deferred Plan.
(2) Reflects awards of restricted shares and restricted stock units granted on May 3, 2022 that vest on May 3, 2023. The grant date fair value dollar amounts are computed in accordance with ASC Topic 718. The policy and assumptions made in the valuation of share-based payments are contained in Note 13 of Item 8 of the 2022 Annual Report.
(3) With Mr. Rock's November 4, 2022 retirement from the Board, the 2022 cash fees were pro-rated and the 2022 stock award was forfeited.
(4) As of December 31, 2022, the directors had Arcosa restricted stock and restricted stock units totaling as follows: Messrs. Alvarado, 2,370; Best, 35,213; Craig, 2,370; Gafford, 25,459; and Lindsay, 11,727; and Mses. Lubel, 2,370; Piggott, 2,370; and Trent, 8,175. In addition, Messrs. Best and Gafford held deferred restricted stock units of our Former Parent for which they received Arcosa deferred restricted stock units based on the same distribution ratio of one Arcosa share for every three shares of Trinity that the Trinity shareholders received. As of December 31, 2022, these directors held the following deferred restricted stock units of our Former Parent: Messrs. Best, 69,970 and Gafford, 69,276.
(5) Represents for Mses. Piggott and Trent the above market earnings from the interest rate equivalent under the Director Deferred Plan. See “Director Compensation Discussion.”
(6) For each of Messrs. Alvarado, Best, Gafford, and Lindsay, and Mses. Lubel, Piggott and Trent, includes a matching contribution by Arcosa in his or her name pursuant to Arcosa’s matching gifts program. The maximum annual contribution that may be matched under that program is $5,000 per individual. Also includes dividend equivalents earned on phantom stock units for Messrs. Gafford, Lindsay, and Rock.

58

Proposal Three	Table of Contents

Proposal Three Ratification of the Appointment of Ernst & Young LLP

Ernst & Young LLP	The Audit Committee has appointed Ernst & Young LLP ("Ernst & Young") as the independent registered public accounting firm of Arcosa for the year ending December 31, 2023. Although the Amended and Restated Bylaws do not require that we seek shareholder ratification of the appointment of Ernst & Young as our independent registered public accounting firm, we are doing so as a matter of good corporate governance. If the shareholders do not ratify the appointment, the Audit Committee will reconsider whether or not to retain Ernst & Young. Even if the appointment is ratified, the Audit Committee in its discretion may change the appointment at any time during the year if it determines that a change would be in the best interests of Arcosa and its shareholders.

Arcosa has been advised by Ernst & Young that the firm has no relationship with Arcosa or its subsidiaries other than that arising from the firm’s engagement as auditors, tax advisors, and consultants.

Arcosa has also been advised that representatives of Ernst & Young will be present at the Annual Meeting where they will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

"FOR"
The Board of Directors recommends that you vote FOR ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023.

59

Report of the Audit Committee	Table of Contents

Report of the Audit Committee
We are a standing committee comprised of independent directors as “independence” is currently defined by SEC regulations and the applicable listing standards of the NYSE. The Board of Directors has determined that three of the members of the Audit Committee are “audit committee financial experts” as defined by applicable SEC rules. We operate under a written charter adopted by the Board of Directors. A copy of the charter is available on our website at ir.arcosa.com under the heading “Corporate Governance — Board Committees & Charters— Arcosa Audit Committee Charter.”
We annually select Arcosa’s independent auditors. That recommendation is subject to ratification by Arcosa’s shareholders.
Management is responsible for Arcosa’s financial statements, internal controls, and the financial reporting process. The independent auditors are responsible for performing an independent audit of Arcosa’s consolidated and combined financial statements in accordance with auditing standards generally accepted in the United States of America and issuing a report thereon. As provided in our charter, our responsibilities include the monitoring and oversight of these processes.
Consistent with our charter responsibilities, we met and held discussions with management and the independent auditors. In this context, management and the independent auditors represented to us that Arcosa’s consolidated and combined financial statements for the fiscal year ended December 31, 2022 were prepared in accordance with U.S. Generally Accepted Accounting Principles. We reviewed and discussed the consolidated and combined financial statements with management and the independent auditors and discussed with the independent auditors matters required to be discussed by Auditing Standard No. 1301, “Communications with Audit Committees,” issued by the Public Company Accounting Oversight Board ("PCAOB").
Arcosa’s independent auditors have also provided to us the written disclosures and the letter required by applicable requirements of the PCAOB regarding the independent auditors’ communications with the Audit Committee, and we discussed with the independent auditors that firm’s independence. We also considered whether the provision of non-audit services is compatible with maintaining the independent auditors’ independence and concluded that such services have not impaired the auditors’ independence.
Based upon our reviews and discussions with management, Arcosa's internal auditors, and the independent auditors, and our review of the representation of management and the report of the independent auditors to the Audit Committee, we recommended to the Board of Directors that the audited consolidated and combined financial statements be included in Arcosa’s Annual Report on Form 10-K for the year ended December 31, 2022 filed with the SEC.
Audit Committee:
Jeffrey A. Craig, Chair
John W. Lindsay
Julie A. Piggott

60

Report of the Audit Committee	Table of Contents
Fees of Independent Registered Public Accounting Firm for Fiscal Years 2022 and 2021
The following table presents fees for professional audit services rendered by Ernst & Young for the audits of Arcosa’s annual financial statements for the years ended December 31, 2022 and December 31, 2021, and fees for other non-audit services rendered by Ernst & Young during the periods.

	2022 ($)	2021 ($)
Audit fees	2,335,000	2,358,345
Audit-related fees	52,075	46,614
Tax fees	80,000	100,000
Services rendered by Ernst & Young in connection with fees presented above were as follows:
AUDIT FEES
Audit fees include fees and out-of-pocket costs associated with the annual audit of Arcosa’s consolidated and combined financial statements; incremental audit procedures related to the acquisition of the Recycled Aggregate Materials Company and the divestiture of the Storage Tanks business; incremental audit procedures related to new systems implementation; incremental audit procedures and consultation services related to SEC filings; and statutory audits in Mexico and Europe.
AUDIT-RELATED FEES
Audit related fees are for services related to Arcosa's 401(k) plan and fees related to publications and online subscriptions.
TAX FEES
Tax fees include fees for general tax consultations, general state and local tax advisory services, general federal and international tax advisory services, and tax advice related to the work opportunity tax credit.
AUDIT COMMITTEE PRE-APPROVAL POLICY AND PROCEDURES
The Audit Committee has a policy for the pre-approval of all audit and permissible non-audit services provided by Ernst & Young. These services may include audit services, audit-related services, tax services, and other services. Under this policy, pre-approval is generally provided for up to one year, and any pre-approval is detailed as to the services or category of services and includes an anticipated budget. In addition, the Audit Committee also may pre-approve services on a case-by-case basis. The Audit Committee has delegated pre-approval authority to the Chair of the Audit Committee. Pursuant to this delegation, the Chair must report any pre-approval decision to the Audit Committee at its first meeting after the pre-approval was obtained. All services set forth in the table above were pre-approved by the Audit Committee before being rendered.

61

Security Ownership of Certain Beneficial Owners and Management	Table of Contents

Security Ownership of Certain Beneficial Owners and Management
The following table presents the beneficial ownership of Arcosa’s Common Stock as of March 20, 2023 for (i) each person beneficially owning more than 5% of the outstanding shares of Arcosa’s Common Stock, (ii) each director and nominee for director of Arcosa, (iii) each executive officer of Arcosa listed in the Summary Compensation Table, and (iv) all of Arcosa’s directors and executive officers as a group. Except pursuant to applicable community property laws and except as otherwise indicated, each shareholder possesses sole voting and investment power with respect to its, his or her shares. The business address of each of Arcosa’s directors and executive officers is c/o Arcosa, Inc., 500 N. Akard St., Suite 400, Dallas, Texas 75201.

Name	Amount and Nature of Ownership of Common Stock(1)		Percent of Class(2)

Directors:
Joseph Alvarado	13,872		*
Rhys J. Best	53,304		*
Jeffrey A. Craig	13,872		*
Steven J. Demetriou	552		*
Ronald J. Gafford	25,459		*
John W. Lindsay	13,872		*
Kimberly S. Lubel	3,568		*
Julie A. Piggott	3,354		*
Melanie M. Trent	13,872		*
Named Executive Officers:
Antonio Carrillo	352,728		*
Gail M. Peck	31,106		*
Kerry S. Cole	27,954		*
Jesse E. Collins, Jr.	19,784		*
Reid S. Essl	48,715		*
Bryan P. Stevenson	28,944		*
All Directors and Executive Officers as a Group (15 persons):	650,956		1.3%
Other 5% Owners:
AllianceBernstein L.P.	2,436,697	(3)	5.0%
Dimensional Fund Advisors LP	2,583,856	(4)	5.3%
Capital International Investors	2,633,254	(5)	5.4%
The Vanguard Group	5,398,009	(6)	11.1%
BlackRock, Inc.	7,649,876	(7)	15.8%
* Less than one percent (1%)

62

Security Ownership of Certain Beneficial Owners and Management	Table of Contents
(1) Unless otherwise noted, all shares are owned directly, and the owner has the right to vote the shares, except for shares that officers and directors have the right to acquire through restricted stock units held as of March 20, 2023, or within 60 days thereafter, as follows: Best, 32,843; Carrillo, 91,431; Gafford, 23,089; Lindsay, 9,357; Trent, 8,175; Peck, 6,572; Cole, 13,288; Collins, Jr. 11,193; Essl, 13,263; Stevenson, 10,155; and all directors and executive officers as a group, 221,736 shares. Mr. Demetriou received a grant of 552 restricted shares upon his election to the Board on February 1, 2023 that will vest on February 1, 2024. At March 20, 2023, no directors or executive officers had any shares pledged as security.
(2) Percentage ownership is based on number of shares of Common Stock outstanding as of March 20, 2023.
(3)    AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105, reported to the SEC on Schedule 13G filed on February 14, 2023, that it has sole voting power over 2,089,110 shares and sole dispositive power over 2,436,697 shares.
(4) Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746, reported to the SEC on Schedule 13G filed on February 10, 2023, that it has sole voting power of 2,528,503 shares and sole dispositive power of 2,583,856 shares.
(5) Capital International Investors, 333 South Hope Street, 55th Fl., Los Angeles, CA 90071, reported to the SEC on an Amendment to Schedule 13G filed on February 13, 2023, that it has sole voting power over 2,225,296 shares, and sole dispositive power over 2,633,254 shares.
(6) The Vanguard Group and its subsidiaries, 100 Vanguard Blvd., Malvern, PA 19355, reported to the SEC on an Amendment to Schedule 13G filed on February 9, 2023, that they have shared voting power over 34,328 shares, sole dispositive power over 5,316,032 shares, and shared dispositive power over 81,977 shares.
(7) BlackRock, Inc. and its affiliates, 55 East 52nd Street, New York, NY 10055, reported to the SEC on an Amendment to Schedule 13G filed on January 26, 2023, that they have sole voting power over 7,553,296 shares and sole dispositive power over 7,649,876 shares.

63

Additional Information	Table of Contents

Additional Information
Shareholder Proposals for the 2024 Proxy Statement
Shareholder proposals to be presented at the 2024 Annual Meeting of Shareholders, for inclusion in Arcosa’s Proxy Statement and form of proxy relating to the meeting pursuant to SEC Rule 14a-8, must be received by Arcosa at its offices in Dallas, Texas, addressed to the Corporate Secretary of Arcosa, no later than November 29, 2023. Upon timely receipt of any such proposal, Arcosa will determine whether or not to include such proposal in the Proxy Statement and form of proxy in accordance with applicable regulations and provisions governing the solicitation of proxies.
Director Nominations or Other Business for Presentation at the 2024 Annual Meeting
Our Amended and Restated Bylaws establish advance notice procedures with regard to director nominations and shareholder proposals that are not submitted for inclusion in the Proxy Statement, but that a shareholder instead wishes to present directly at an annual meeting. These procedures provide, generally, that shareholders desiring to place in nomination persons for directors and/or bring a proper subject of business before an annual meeting must do so by a written notice timely received (on or before February 9, 2024, but no earlier than January 10, 2024, for the 2024 Annual Meeting of Shareholders) to the Corporate Secretary of Arcosa. Shareholders should review the specific procedures set forth in the Amended and Restated Bylaws regarding the exact information required. Copies of the Amended and Restated Bylaws are available from the Corporate Secretary at Arcosa, 500 N. Akard St., Suite 400, Dallas, TX 75201.
Annual Report on Form 10-K
Arcosa will provide by mail, without charge, a copy of its Annual Report on Form 10-K for the year ended December 31, 2022 (not including exhibits and documents incorporated by reference), the Proxy Statement for this Annual Meeting, and the Annual Report and proxy materials for future annual meetings (once available) at your request. Please direct all requests to Mark J. Elmore, Associate General Counsel and Corporate Secretary, Arcosa, Inc., 500 N. Akard St., Suite 400, Dallas, Texas 75201. These materials also are available on our website at ir.arcosa.com or at the website of the SEC at www.sec.gov.

64

Questions and Answers	Table of Contents

Questions and Answers About the Meeting
Voting and Questions During the Annual Meeting of Shareholders
Shareholders may vote their shares electronically online during the Annual Meeting of Shareholders.
If you choose to vote your shares online during the meeting, please follow the instructions posted at www.virtualshareholdermeeting.com/ACA2023. You will need the 16-digit control number included on your Proxy Card or voting instruction form. Voting electronically online during the Annual Meeting will replace any previous votes. Shareholders may submit pertinent questions prior to or during the meeting, and questions will be answered during the meeting, subject to time constraints. For more information on how to submit pertinent questions, please follow the instructions posted at www.virtualshareholdermeeting.com/ACA2023.
Whether or not you plan to attend the virtual meeting, we encourage you to vote by proxy as soon as possible. Your shares will be voted in accordance with your instructions.
Who is entitled to vote and how many votes do I have?
The outstanding voting securities of Arcosa consist of shares of common stock, $0.01 par value per share (“Common Stock”). The record date for the determination of the shareholders entitled to notice of and to vote at the Annual Meeting, or any postponement or adjournment thereof, has been established by the Board of Directors as the close of business on March 20, 2023. At that date, 48,436,941 shares of Common Stock were outstanding and entitled to be voted. A holder of Common Stock will be entitled to one vote per share on each matter properly brought before the Annual Meeting.
Why did I receive a Notice of Internet Availability of Proxy Materials?
In order to both save money and protect the environment, we have elected to provide access to our proxy materials and Annual Report to Shareholders for the fiscal year ended December 31, 2022 ("2022 Annual Report") on the Internet, instead of mailing the full set of printed proxy materials, in accordance with the rules of the SEC for the electronic distribution of proxy materials. Proxy materials or a Notice of Internet Availability of Proxy Materials (the “Notice”) are being first released or mailed to shareholders on or about March 28, 2023. If you received a Notice by mail, you will not receive a printed copy of the proxy materials in the mail unless you request it. Instead, the Notice instructs you on how to obtain and review all of the important information contained in the Proxy Statement and Annual Report. The Notice also instructs you on how to submit your proxy over the Internet. If you received a Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials included in the Notice.
What is the difference between holding shares as a shareholder of record and as a beneficial owner of shares?
Shareholder of Record or Registered Shareholder. If your shares of Common Stock are registered directly in your name with our transfer agent, you are considered a “shareholder of record” or a “registered shareholder” of those shares.
Beneficial Owner of Shares. If your shares are held in an account at a bank, brokerage firm, or other similar organization, then you are a beneficial owner of shares held in “street name.” In that case, you will have received these proxy materials from the bank, brokerage firm, or other similar organization holding your account and, as a beneficial owner, you have the right to direct your bank, brokerage firm, or similar organization as to how to vote the shares held in your account.
How do I vote if I am a shareholder of record?
In Advance by Telephone or Internet. All shareholders of record can vote by telephone using the toll-free telephone number on the Notice or Proxy Card, via the Internet at www.proxyvote.com, or via smart phone using the QR code on your Notice or Proxy Card, and using the procedures and instructions described on the Notice or Proxy Card. You will need the 16-digit control number provided in your proxy materials.

65

Questions and Answers	Table of Contents
In Advance by Written Proxy. If you are a shareholder of record and receive a Notice card, you may request a written Proxy Card by following the instructions included in the Notice.
Virtually During the Meeting. All shareholders of record may vote by attending the meeting virtually at www.virtualshareholdermeeting.com/ACA2023.
Whether or not you plan to attend the meeting, we encourage you to vote by proxy as soon as possible. Your shares will be voted in accordance with your instructions.
How do I vote if I am a beneficial owner of shares?
As the beneficial owner, you have the right to direct your broker on how to vote the shares in your account. Your broker should give you instructions for voting your shares by Internet, telephone, mail, or smart phone. As a beneficial owner, you are invited to virtually attend the Annual Meeting, but you may not vote your shares at the Annual Meeting unless you request and obtain a valid legal proxy from your broker giving you the legal right to vote the shares virtually during the Annual Meeting.
Who will vote my shares during the Annual Meeting and how will they vote my shares if I provide voting instructions and/or grant my proxy?
The persons named as proxies in the Proxy Card or electronic voting form will vote your shares according to your instructions. If you sign and return your Proxy Card but do not make any of the selections, the named proxies will vote your shares: (i) FOR election of the director nominees as set forth in this Proxy Statement; (ii) FOR approval, on an advisory basis, of the compensation of Arcosa’s named executive officers as disclosed in these materials; and (iii) FOR ratification of Ernst & Young LLP as the independent registered public accounting firm of Arcosa for the year ending December 31, 2023.
What is a Broker Non-Vote?
A “broker non-vote” occurs when a broker submits a proxy for the meeting with respect to a discretionary, or routine, matter but does not have the authority to vote on non-discretionary matters because the beneficial owner did not provide voting instructions on those matters.
Under NYSE rules, the proposal to ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm for the year ending December 31, 2023 (Proposal 3) is considered a “discretionary” or “routine” item. This means that brokerage firms may vote in their discretion on behalf of clients (beneficial owners) who have not furnished voting instructions. In contrast, all of the other proposals set forth in this Proxy Statement are “non-discretionary” or “non-routine” items—brokerage firms that have not received voting instructions from their clients on these matters may not vote on these proposals.
Can I change or revoke my vote?
If you are a registered shareholder, any subsequent vote you cast will replace your earlier vote. This applies whether you cast your vote by executing a Proxy Card bearing a later date, vote by telephone, Internet, or smart phone, or by virtually attending the Annual Meeting and submitting your vote virtually during the Annual Meeting. The proxy may be revoked at any time before it is exercised by filing with Arcosa a written revocation addressed to the Corporate Secretary.
If you hold your shares in street name, you must contact your broker, bank, or other nominee for specific instructions on how to change or revoke your vote.
What constitutes a “quorum” for the meeting?
The presence, in person or by proxy, of the holders of record of a majority of the outstanding shares entitled to vote is necessary to constitute a quorum for the transaction of business at the Annual Meeting, but if a quorum should not be present, the meeting may be adjourned from time to time until a quorum is obtained.

66

Questions and Answers	Table of Contents
What is the voting requirement to approve each of the proposals, and how are votes counted?

Proposal	Description	Votes Required for Approval	Effect of Abstention

1	Election of Nominated Directors	Affirmative vote of a majority of the votes cast for the election of directors during the virtual Annual Meeting	An abstention will not count as a vote cast and therefore will not affect the outcome of the vote.

An incumbent director nominee who is not elected is required to tender his or her resignation, which will be accepted or rejected by the Board as more fully described in “Proposal 1 - Election of Nominated Directors.”

2	Advisory vote to approve named executive officer compensation	Affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote on the subject matter	An abstention will effectively count as a vote cast against this proposal.

3	Ratification of Ernst & Young LLP as independent registered public accounting firm for the year ending December 31, 2023	Affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote on the subject matter	An abstention will effectively count as a vote cast against this proposal.

Cumulative voting is not permitted in the election of directors. Shares of a shareholder who abstains from voting on any or all proposals will be included for the purpose of determining the presence of a quorum. Broker non-votes on any matter as to which the broker has indicated on the proxy that it does not have discretionary authority to vote will be treated as votes not cast or as shares not entitled to vote with respect to that matter and will not affect the outcome of the vote. However, such shares will be considered present and entitled to vote for quorum purposes so long as they are entitled to vote on at least one other matter.
Who pays for the solicitation of proxies?
The cost of soliciting proxies will be borne by Arcosa. In addition to the use of postal services or the Internet, proxies may be solicited by directors, officers, and employees of Arcosa (none of whom will receive any additional compensation for any assistance they may provide in the solicitation of proxies) in person or by telephone. Arcosa has hired Georgeson, Inc. to assist in the solicitation of proxies at an estimated cost of $13,500 plus expenses.
What does it mean if I receive more than one Notice, Proxy Card, or voting instructions?
This means that you have multiple accounts in which you own our Common Stock. Please vote all Notices, Proxy Cards, or voting instructions from us to ensure that all of your shares of Common Stock are voted.
What is “householding”?
In order to reduce expenses, we are taking advantage of certain SEC rules, commonly known as “householding,” that permit us to deliver, in certain cases, only one Notice, Annual Report, or Proxy Statement, as applicable, to multiple shareholders sharing the same address, unless we have received contrary instructions from one or more of the shareholders. If you received a householded mailing this year and would like to have additional copies of the Notice, Annual Report, Proxy Statement, or other proxy materials sent to you, please submit your request directed to our Corporate Secretary, Arcosa, Inc., 500 N. Akard St., Suite 400, Dallas, TX 75201, or by telephone at 972-942-6500. If you hold your stock in street name, you may revoke your consent to householding at any time by notifying your broker.
If you are currently a shareholder sharing an address with another of our shareholders and wish to have your future proxy statements and annual reports householded, or your materials are currently householded and you would prefer to receive separate materials in the future, please contact our Corporate Secretary at the above address or telephone number.

67

Other Business	Table of Contents

Other Business
Management of Arcosa is not aware of other business to be presented for action at the Annual Meeting; however, if other matters are properly presented for action at the meeting, it is the intention of the persons named as proxies in the Proxy Card or electronic voting form to vote in accordance with their judgment on such matters.
By Order of the Board of Directors,
MARK J. ELMORE
Associate General Counsel and Corporate Secretary
March 28, 2023

68

Annex A	Table of Contents

Annex A Reconciliation of Non-GAAP Financial Measures
This Proxy Statement contains financial measures that have not been prepared in accordance with U.S. generally accepted accounting principles ("GAAP"). This non-GAAP financial information is provided as supplemental information for investors and is not in accordance with, or an alternative to, GAAP. Additionally, these non-GAAP measures may be different than similar measures used by other companies.
Reconciliations of each of the non-GAAP financial measures to the closest GAAP measure are set forth in the tables below.
Enterprise Adjusted EBITDA
($ in millions)
“Enterprise Adjusted EBITDA” is defined solely for purposes of this Proxy as enterprise operating income (loss) from continuing operations before interest, income taxes, depreciation, depletion, and amortization, extraordinary adjustments to asset values (gains or losses), asset impairment charges, material restructuring/reorganization expenses, gains or losses on extraordinary dispositions, gains or losses from currency translation adjustments, acquisition or divestiture-related gains/losses or expenses (including transaction expenses and purchase price accounting adjustments), expenses to comply with COVID-related policies or regulations, the impact of changes in accounting rules, any changes to federal, state, or local tax laws that impact the Company's tax liability, in each case as approved by the HR Committee, and any other adjustments the HR Committee deems appropriate. GAAP does not define Enterprise Adjusted EBITDA and it should not be considered as alternatives to earnings measures defined by GAAP, including net income. We use Enterprise Adjusted EBITDA in this Proxy to assess the operating performance of our consolidated business, as a metric for incentive-based compensation, and as a basis for strategic planning and forecasting as we believe that it closely correlates to long-term shareholder value. As a widely used metric by analysts, investors, and competitors in our industry, we believe Enterprise Adjusted EBITDA also assists investors in comparing a company's performance on a consistent basis without regard to depreciation, depletion, amortization, and other items which can vary significantly depending on many factors.

69

Annex A	Table of Contents

	Year Ended December 31,
	2022	2021	2020
Revenues	2,242.8	2,036.4	1,935.6
Net Income	245.8	69.6	106.6
Add (Less):
Interest expense, net	29.9	23.4	10.2
Provision for income taxes	70.4	14.0	31.6
Depreciation, depletion, and amortization expense(1)	154.1	144.3	114.5
Gain on sale of storage tanks business	(189.0)	—	—
Impact of acquisition-related expenses(2)	11.0	20.1	10.3
Impairment charge	—	2.9	7.1
Legal settlement	—	8.7	—
Other, net (income) expense(3)	2.9	0.3	3.4
Enterprise Adjusted EBITDA	325.1	283.3	283.7
(1) Includes the impact of the fair value markup of acquired long-lived assets, subject to final purchase price adjustments.
(2) Expenses associated with acquisitions, including the cost impact of the fair value markup of acquired inventory, advisory and professional fees, integration, and other transaction costs.
(3) Included in Other, net (income) expense was the impact of foreign currency exchange transactions of $3.3 million, $0.6 million, and $3.6 million for the year ended December 31, 2022, 2021, and 2020 respectively.
ADJUSTED SEGMENT EBITDA
($ in millions)
“Segment EBITDA” is defined as segment operating profit plus depreciation, depletion, and amortization. “Adjusted Segment EBITDA” is defined solely for purposes of this Proxy as Segment EBITDA adjusted for certain items that are not reflective of the normal earnings of our business. GAAP does not define Segment EBITDA or Adjusted Segment EBITDA and they should not be considered as alternatives to earnings measures defined by GAAP, including segment operating profit. We use Adjusted Segment EBITDA in this Proxy to assess the operating performance of our businesses and as a basis for strategic planning and forecasting as we believe that it closely correlates to long-term shareholder value. As a widely used metric by analysts, investors, and competitors in our industry we believe Adjusted Segment EBITDA also assists investors in comparing a company's performance on a consistent basis without regard to depreciation, depletion, amortization, and other items, which can vary significantly depending on many factors.

70

Annex A	Table of Contents

	Year Ended December 31,
	2022	2021	2020
Construction Products
Revenues	923.5	796.8	593.6
Operating Profit	96.5	83.2	74.7
Add: Depreciation, depletion, and amortization expense(1)	102.7	88.7	60.1
Segment EBITDA	199.2	171.9	134.8
Add: Impact of acquisition-related expenses(2)	—	7.6	2.9
Add: Impairment charge	—	—	0.8
Adjusted Segment EBITDA	199.2	179.5	138.5
Engineered Structures
Revenues	1,002.0	934.1	877.7
Operating Profit	307.0	88.0	80.2
Add: Depreciation and amortization expense(1)	30.5	33.1	31.5
Segment EBITDA	337.5	121.1	111.7
Add: Impact of acquisition-related expenses(2)	0.6	1.0	2.8
Add: Impairment charge	—	2.9	1.3
Less: Gain on sale of storage tanks business	(189.0)	—	—
Adjusted Segment EBITDA	149.1	125.0	115.8
Transportation Products
Revenues	317.3	305.6	466.5
Operating Profit	11.5	6.4	54.6
Add: Depreciation and amortization expense	15.8	17.8	18.0
Segment EBITDA	27.3	24.2	72.6
Add: Impairment charge	—	—	5.0
Adjusted Segment EBITDA	27.3	24.2	77.6
Operating Loss - Corporate	(66.0)	(70.3)	(57.7)
Add: Impact of acquisition-related expenses - Corporate(2)	10.4	11.5	4.6
Add: Legal settlement	—	8.7	—
Add: Corporate depreciation expense	5.1	4.7	4.9
Enterprise Adjusted EBITDA	325.1	283.3	283.7
(1) Includes the impact of the fair value markup of acquired long-lived assets, subject to final purchase price adjustments.
(2) Expenses associated with acquisitions, including the cost impact of the fair value markup of acquired inventory, advisory and professional fees, integration, and other transaction costs.
GROUP ADJUSTED EBITDA
($ in millions)
“Group Adjusted EBITDA” is defined solely for purposes of this Proxy as group operating profit (loss) from continuing operations before interest, income taxes, depreciation, depletion, and amortization, extraordinary adjustments to asset values (gains or losses), asset impairment charges, material restructuring/reorganization expenses, gains or losses on extraordinary dispositions, gains or losses from currency translation adjustments, acquisition or divestiture-related gains/losses or expenses (including transaction expenses and purchase price accounting adjustments), expenses to comply with COVID-related policies or regulations, the impact of changes in accounting rules, any changes to federal, state or local tax laws that impact the Company's tax liability, in each case as approved by the HR Committee, and any other adjustments the HR Committee deems appropriate. GAAP does not define Group Adjusted EBITDA and it should not be considered as alternatives to earnings

71

Annex A	Table of Contents
measures defined by GAAP, including operating profit. We use Group Adjusted EBITDA as a metric for incentive-based compensation.

Year Ended December 31, 2022 ($)
Kerry Cole Group
Operating Profit	112.0
Add: Depreciation and amortization expense	25.0
Add: Impact of acquisition-related expenses(2)	0.1
Add: Impairment charge	—
Group Adjusted EBITDA	137.1
Jesse Collins Group
Operating Profit	26.2
Add: Depreciation and amortization expense	19.2
Group Adjusted EBITDA	45.4
Reid Essl Group
Operating Profit	78.7
Add: Depreciation, depletion, and amortization expense(1)	99.7
Add: Impact of acquisition-related expenses(2)	—
Group Adjusted EBITDA	178.4
(1) Includes the impact of the fair value markup of acquired long-lived assets, subject to final purchase price adjustments.
(2) Expenses associated with acquisitions, including the cost impact of the fair value markup of acquired inventory, advisory and professional fees, integration, and other transaction costs.
PRE-TAX RETURN ON CAPITAL
($ in millions)
“Pre-Tax Return on Capital” is defined solely for purposes of this Proxy as Enterprise Adjusted EBITDA (as defined above) divided by ((Current Assets - Current Liabilities + Current Portion of Long-Term Debt) + Net Plant, Property and Equipment). Balance Sheet items will be calculated using an average of 5 points (beginning of Q1, End of Q1, End of Q2, End of Q3, End of Q4). GAAP does not define Pre-Tax Return on Capital and it should not be considered as alternatives to earnings measures defined by GAAP, including operating profit and net income. We use Pre-Tax Return on Capital in this Proxy to assess the operating returns of our business, as a metric for incentive-based compensation, and as a basis for strategic planning and forecasting as we believe that it closely correlates to long-term shareholder value.

72

Annex A	Table of Contents

	As of
	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022
Current assets	767.9	841.6	871.3	922.8	856.8
Property, plant, and equipment, net	1,201.9	1,196.4	1,178.3	1,171.4	1,199.6
Current liabilities	(364.0)	(403.7)	(416.4)	(423.4)	(367.7)
Current portion of long-term debt	14.8	14.2	13.6	13.9	14.7
Total	1,620.6	1,648.5	1,646.8	1,684.7	1,703.4
5-quarter average					1,660.8
Trailing twelve month Enterprise Adjusted EBITDA					325.1
Pre-Tax Return on Capital					19.6%

	As of
	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021
Current assets	664.9	697.8	784.0	810.9	767.9
Property, plant, and equipment, net	913.3	905.2	1,206.7	1,273.0	1,201.9
Current liabilities	(310.3)	(312.2)	(353.0)	(389.4)	(364.0)
Current portion of long-term debt	6.3	5.8	8.8	12.0	14.8
Total	1,274.2	1,296.6	1,646.5	1,706.5	1,620.6
5-quarter average					1,508.9
Trailing twelve month Enterprise Adjusted EBITDA					283.3
Pre-Tax Return on Capital					18.8%

	As of
	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020
Current assets	757.2	772.0	705.9	740.6	664.9
Property, plant, and equipment, net	816.2	891.7	892.7	894.8	913.3
Current liabilities	(284.0)	(279.0)	(285.9)	(312.2)	(310.3)
Current portion of long-term debt	3.7	4.6	4.5	4.2	6.3
Total	1,293.1	1,389.3	1,317.2	1,327.4	1,274.2
5-quarter average					1,320.2
Trailing twelve month Enterprise Adjusted EBITDA					283.7
Pre-Tax Return on Capital					21.5%

73

Annex A	Table of Contents
ADJUSTED EPS
“Adjusted Earnings Per Share” or “Adjusted EPS” is defined solely for purposes of this Proxy as reported diluted earnings (loss) per share from continuing operations before extraordinary adjustments to asset values (gains or losses), asset impairment charges, material restructuring/reorganization expenses, gains or losses on extraordinary dispositions, gains or losses from currency translation adjustments, acquisition or divestiture-related gains/losses or expenses (including transaction and separation expenses, and purchase price accounting adjustments), expenses to comply with COVID-related policies or regulations, any changes to federal, state, or local tax laws that impact the Company's tax liability, the impact of changes in accounting rules, in each case as approved by the HR Committee, and any other adjustments the HR Committee deems appropriate. GAAP does not define “Adjusted EPS” and it should not be considered as an alternative to earnings measures defined by GAAP, including diluted EPS. We use this metric in this Proxy to assess the operating performance of our consolidated business and as a metric for incentive-based compensation. We adjust diluted EPS for certain items that are not reflective of the normal operations of our business to provide investors with what we believe is a more consistent comparison of earnings performance from period to period.

	Year Ended December 31,
	2022	2021	2020
Diluted EPS	5.05	1.42	2.18
Gain on sale of storage tanks business	(3.03)	—	—
Impact of acquisition-related expenses	0.17	0.32	0.16
Impairment charge	—	0.05	0.11
Legal settlement	—	0.14	—
Adjusted EPS	2.19	1.93	2.45

74

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET - Go to www.proxyvote.com or scan the QR Code above.
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on May 8, 2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. You may attend the meeting via the Internet and vote during the meeting at **www.virtualshareholdermeeting.com/ACA2023**. Have your Control # (printed in the box marked by the arrow) available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on May 8, 2023. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards, and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D98004-P85888

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ARCOSA, INC.

The Board of Directors recommends you vote FOR the following:

Nominees:	For	Against	Abstain
1a. Joseph Alvarado	☐	☐	☐
1b. Rhys J. Best	☐	☐	☐
1c. Antonio Carrillo	☐	☐	☐
1d. Jeffrey A. Craig	☐	☐	☐
1e. Steven J. Demetriou	☐	☐	☐
1f. Ronald J. Gafford	☐	☐	☐
1g. John W. Lindsay	☐	☐	☐
1h. Kimberly S. Lubel	☐	☐	☐
1i. Julie A. Piggott	☐	☐	☐
1j. Melanie M. Trent	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 2 and 3.	For	Against	Abstain
2. Advisory vote to approve named executive officer compensation.	☐	☐	☐
3. Ratification of Ernst & Young LLP as Arcosa's independent registered public accounting firm for the year ending December 31, 2023.	☐	☐	☐

AND such other business as may properly come before the meeting or any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice, Proxy Statement, and the Annual Report/Form 10-K are available at www.proxyvote.com.

D98005-P85888

ARCOSA, INC.
Annual Meeting of Shareholders
Tuesday, May 9, 2023 at 8:30 a.m. CDT
This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) Antonio Carrillo, Bryan Stevenson, and Mark Elmore, or any of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Arcosa, Inc. that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held virtually at **www.virtualshareholdermeeting.com/ACA2023** on Tuesday, May 9, 2023, at 8:30 a.m. CDT and at any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side